                        Exhibits start on page _________

     As filed with the Securities and Exchange Commission on April 24, 1997
                                     Securities Act Registration No. 33-66080
                             Investment Company Act Registration No. 811-7874

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 _

                      Pre-Effective Amendment No. _____            _

                       Post-Effective Amendment No. 5              X

                                     and/or

                       REGISTRATION STATEMENT UNDER THE            X
                        INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 7                     X

                        (Check appropriate box or boxes)

                        THE ONE GROUP(R) INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)
                              One Nationwide Plaza
                              Columbus, Ohio 43216
                (Address of Principal Executive Office)(Zip Code)

       Registrant's Telephone Number, including Area Code: (614) 249-7111
                                 W. Sidney Druen
                              One Nationwide Plaza
                              Columbus, Ohio 43216

                     (Name and Address of Agent for Service)

                                   Copies to:

             David E. Simaitis                    Alan G. Priest
          Druen, Rath & Dietrich                   Ropes & Gray
           One Nationwide Plaza                 1301 K Street, N.W.
           Columbus, Ohio 43216                   Suite 800 East
                                              Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

_  immediately upon filing pursuant to paragraph (b)
X  on April 30, 1997 pursuant to paragraph (b)
_  days after filing pursuant to paragraph (a)(i)
_  on (date pursuant to paragraph (a)(i)
_  days after filing pursuant to paragraph (a)(ii)
_  on (date) pursuant to paragraph (a)(ii) of Rule 485.
_  If appropriate, check the following box:
_ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     In accordance with Rule 24f-2(a)(1) under the Investment Company Act of 1940, the Registrant has registered an indefinite number of shares by the prior Registration Statement. Pursuant to paragraph (a)(3) thereof, a non-refundable fee in the amount of $500.00 has been paid to the Commission. Registrant filed its 24f-2 notice for the fiscal year ended December 31, 1996 on February 27, 1997.

--------------------------------------------------------------------------------
                        THE ONE GROUP(R) INVESTMENT TRUST
                              GOVERNMENT BOND FUND
                              ASSET ALLOCATION FUND
                            GROWTH OPPORTUNITIES FUND
                            LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

                              CROSS REFERENCE SHEET

N-1A Item No.                                          Location
--------------------------------------------------------------------------------
                                     PART A

Item 1.   Cover Page................................Cover Page
Item 2.   Synopsis..................................Summary
Item 3.   Condensed Financial Information...........Financial Highlights
Item 4.   General Description of Registrant.........Description of the Trust
Item 5.   Management of the Fund....................Management of the Trust
Item 6.   Capital Stock and Other Securities........Description of Shares
Item 7.   Purchase of Securities Being Offered......Shareholder Rights
Item 8.   Redemption or Repurchase..................Share Redemption
Item 9.   Pending Legal Proceedings.................Not Applicable

                                     PART B

Item 10.  Cover Page................................Cover Page
Item 11.  Table of Contents.........................Table of Contents
Item 12.  General Information and History...........The Trust
Item 13.  Investment Objectives and Policies........Investment Objectives
                                                    and Policies
Item 14.  Management of the Registrant..............Management of the Trust
Item 15.  Control Persons and Principal
          Holders of Securities.....................Shareholders
Item 16.  Investment Advisory and Other Services....Management of the Trust-
                                                    Investment Adviser

Item 17.  Brokerage Allocation......................Management of the Trust-
                                                    Portfolio Transactions

Item 18.  Capital Stock and Other Securities........Additional Information-
          ..........................................Shareholders

Item 19.  Purchase, Redemption and Pricing of
          Securities Being Offered..................Additional Information
                                                    Regarding the Calculation
                                                    of Per Share Net Asset Value

Item 20.  Tax Status................................Investment Objectives and
                                                    Policies-Additional Tax
                                                    Information Concerning All
                                                    Funds of the Trust
Item 21.  Underwriters..............................Not Applicable

                              CROSS REFERENCE SHEET

N-1A Item No.                                          Location
--------------------------------------------------------------------------------

                                     PART B

Item 22.  Calculation of Performance Data...........Calculation of Performance
                                                    Data
Item 23.  Financial Statements......................Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration statement.

PROSPECTUS
MAY 1, 1997


                          Shares of Beneficial Interest
                        THE ONE GROUP(R) INVESTMENT TRUST
                              Government Bond Fund
                              Asset Allocation Fund
                            Growth Opportunities Fund
                            Large Company Growth Fund
                              One Nationwide Plaza
                              Columbus, Ohio 43216
                      For Information and Assistance, Call
                                 1-800-860-3946

     The One Group(R) Investment Trust (the "Trust") is a diversified, open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 7, 1993, as amended. The Trust offers shares in the four separate mutual funds (the "Funds") shown above, each with its own investment objective. The shares of the Funds are sold to Nationwide Life and Annuity Insurance Company (formerly Financial Horizons Life Insurance Company) to fund the benefits of The One(R) Investors AnnuitySM and to certain other separate accounts funding variable annuity and variable life contracts issued by other life insurance companies, and qualified pension and retirement plans.

     THE TRUST'S SHARES ARE NOT OBLIGATIONS OR DEPOSITS OF, OR ENDORSED OR GUARANTEED BY, BANC ONE CORPORATION OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR BY ANY OTHER AGENCY. AN INVESTMENT IN MUTUAL FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. BANC ONE INVESTMENT ADVISORS CORPORATION RECEIVES FEES FROM THE TRUST FOR ADVISORY SERVICES.


     This Prospectus provides you with the basic information you should know before investing in the Funds. You should read it and keep it for future reference. A Statement of Additional Information, dated May 1, 1997, has been filed with the Securities and Exchange Commission, and is incorporated into this Prospectus by reference. You can obtain a copy without charge by calling or writing the Trust at the telephone number or address shown above.


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
       THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

FINANCIAL HIGHLIGHTS

The following financial highlights of the One Group Investment Trust have been derived from the audited financial statements of the Trust. Such financial statements are included in the Statement of Additional Information, which may be obtained free of charge upon request. Such financial highlights should be read in conjunction with the audited financial statements of the Trust.

                        THE ONE GROUP(R) INVESTMENT TRUST
                        Financial Highlights Of The Trust

Selected per share data and ratios for a share outstanding throughout the period
--------------------------------------------------------------------------------


                                                    Government Bond                               Asset Allocation
                                         -------------------------------------      -------------------------------------------
                                         Year Ended   Year Ended   August 1, -        Year Ended       Year Ended   August 1, -
                                        December 31, December 31, December 31,       December 31,     December 31, December 31,
                                           1996         1995         1994 *              1996            1995         1994 *
                                        ----------    ---------    ---------         ------------      ---------    ---------
NET ASSET VALUE -
   BEGINNING OF PERIOD                  $    10.48    $    9.69    $   10.00         $      11.24      $    9.81    $   10.00
                                        ----------    ---------    ---------         ------------      ---------    ---------

   Net investment income                      0.59         0.64         0.22                 0.34           0.36         0.06
   Net realized and unrealized
      appreciation (depreciation)            (0.33)        0.94        (0.31)                0.98           1.64        (0.19)
                                        ----------    ---------    ---------         ------------      ---------    ---------
      Total from investment operations        0.26         1.58        (0.09)                1.32           2.00        (0.13)
                                        ----------    ---------    ---------         ------------      ---------    ---------
   Distributions from net investment
      income                                 (0.59)       (0.64)       (0.22)               (0.34)         (0.36)       (0.06)

   Distributions from net realized
       gains from investment
       transactions                           --          (0.15)        --                  (0.23)         (0.21)        --

   Distributions in excess net
       realized gains from investment
       transactions                           --           --           --                  (0.04)          --           --

   Tax return of capital distribution         --           --           --                  (0.02)          --           --
                                        ----------    ---------    ---------         ------------      ---------    ---------

       Total distributions                   (0.59)       (0.79)       (0.22)               (0.63)         (0.57)       (0.06)
                                        ----------    ---------    ---------         ------------      ---------    ---------

       Net increase (decrease) in net
        asset value                          (0.33)        0.79        (0.31)                0.69           1.43        (0.19)
                                        ----------    ---------    ---------         ------------      ---------    ---------

NET ASSET VALUE -
    END OF PERIOD                       $    10.15    $   10.48    $    9.69         $      11.93      $   11.24    $    9.81
                                        ==========    =========    =========         ============      =========    =========
Total return                                  2.69%       16.69%       (0.90%)              11.92%         20.69%       (1.32%)

Ratios and supplemental data:

       Net assets end of period (000)   $   14,622    $   9,016    $   5,112         $     14,883      $   5,455    $   2,063

       Ratio of expenses to average
         net assets                           0.75%        0.75%        0.75%**              1.00%          1.00%        1.00%**

       Ratio of expenses to average
         net assets excluding
         waivers/reimbursements***            1.01%        1.47%        1.94%**              1.44%          1.96%        2.36%**

       Ratio of net investment income
         to average net assets                6.11%        6.54%        6.09%**              3.27%          3.66%        1.88%**

       Ratio of net investment income
         to average net assets excluding
         waivers/reimbursements ***           5.85%        5.80%        4.90%**              2.83%          2.70%        0.52%**

       Portfolio turnover                     21.3%        34.1%         3.5%                64.8%          66.3%        --

       Average commission rate paid****       --           --           --                 4.4023c          --           --

-----------------------------------------
   * Initial public offering was August 1, 1994. Total Return is not annualized.
  **  Ratios are annualized for periods of less than one year.
 ***  Ratios calculated as if no expenses were waived.
**** Represents the total amount of commission paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund which commissions were charged.


The information in the Financial Highlights has been audited by Price Waterhouse LLP, Independent Accountants, whose report on the financial statements containing the financial highlights appears in the Statement of Additional Information. The Statement of Additional Information and the Annual Report for the Funds which contains further information about the Funds' performance may be obtained free of charge by calling 1(800)860-3946.

FINANCIAL HIGHLIGHTS

The following financial highlights of the One Group Investment Trust have been derived from the audited financial statements of the Trust. Such financial statements are included in the Statement of Additional Information, which may be obtained free of charge upon request. Such financial highlights should be read in conjunction with the audited financial statements of the Trust.

                        THE ONE GROUP(R) INVESTMENT TRUST
                        Financial Highlights Of The Trust

Selected per share data and ratios for a share outstanding throughout the period
--------------------------------------------------------------------------------



                                                  Growth Opportunities                             Large Company Growth
                                       -------------------------------------------       ------------------------------------------
                                       Year Ended         Year Ended    August 1, -      Year Ended       Year Ended     August 1, -
                                      December 31,       December 31,  December 31,     December 31,     December 31,   December 31,
                                         1996               1995          1994 *            1996             1995          1994 *
                                     ------------         ---------      -------        ------------      ----------     ---------
NET ASSET VALUE -
   BEGINNING OF PERIOD               $      11.52         $    9.70      $ 10.00        $      12.12      $     9.99     $   10.00
                                     ------------         ---------      -------        ------------      ----------     ---------
   Net investment income                     0.18              0.04           --                0.16            0.20          0.05
   Net realized and unrealized
      appreciation (depreciation)            1.62              2.29        (0.30)               1.86            2.20          0.01
                                     ------------         ---------      -------        ------------      ----------     ---------
      Total from investment
        operations                           1.80              2.33        (0.30)               2.02            2.40          0.06
                                     ------------         ---------      -------        ------------      ----------     ---------
   Distributions from net investment
       income                               (0.19)            (0.04)        --                 (0.16)          (0.20)        (0.05)

   Distributions from net realized
       gains from investment
       transactions                         (0.78)            (0.47)        --                 (0.30)          (0.07)        (0.02)

   Distributions in excess net
       realized gains from investment
       transactions                         (0.24)            --            --                 (0.01)         --             --
                                     ------------         ---------      -------        ------------      ----------     ---------
       Total distributions                  (1.21)            (0.51)        --                 (0.47)          (0.27)        (0.07)
                                     ------------         ---------      -------        ------------      ----------     ---------
       Net increase (decrease) in net
        asset value                          0.59              1.82         (0.30)              1.55            2.13          (0.01)
                                     ------------         ---------      -------        ------------      ----------     ---------
NET ASSET VALUE -
    END OF PERIOD                    $      12.11         $   11.52      $  9.70        $      13.67      $    12.12     $    9.99
                                     ============         =========      =======        ============      ==========     =========
Total return                                15.67%            24.06%       (3.00%)             16.67%          24.13%         0.52%

Ratios and supplemental data:

       Net assets end of period (000)$     22,339         $   6,685      $   940        $     42,893      $   16,119     $   4,175

       Ratio of expenses to average
         net assets                          1.06%             0.90%        0.90%**             0.98%           0.90%
                                                                                                                            0.90%**
       Ratio of expenses to average
         net assets excluding
         waivers/reimbursements***           1.40%             2.78%        2.96%**             1.16%           1.64%       2.08%**

       Ratio of net investment income
         to average net assets               1.85%              .46%       (0.17%)**            1.29%           2.02%       1.39%**

       Ratio of net investment income
         to average net assets excluding
         waivers/reimbursements ***          1.51%            (1.42%)      (2.22%)**            1.11%           1.28%       0.22%**

       Portfolio turnover                  326.9%            193.3%         3.5%               38.7%           37.4%          4.4%

       Average commission rate paid****      3.1357(cent)     --            --                3.6143(cent)    --             --

-----------------------------------------
   * Initial public offering was August 1, 1994. Total Return is not annualized.
  **  Ratios are annualized for periods of less than one year.
 ***  Ratios calculated as if no expenses were waived.
**** Represents the total amount of commission paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund which commissions were charged.


The information in the Financial Highlights has been audited by Price Waterhouse LLP, Independent Accountants, whose report on the financial statements containing the financial highlights appears in the Statement of Additional Information. The Statement of Additional Information and the Annual Report for the Funds which contains further information about the Funds' performance may be obtained free of charge by calling 1(800)860-3946.

SUMMARY

     The One Group(R) Investment Trust (the "Trust") is a diversified, open-end management investment company, organized as a Massachusetts business trust, offering shares in four separate mutual funds ("Funds").


     What is the Investment Objective? The Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The Asset Allocation Fund seeks to provide total return while preserving capital. The Growth Opportunities Fund seeks growth of capital and, secondarily, current income, by investing primarily in equity securities. The Large Company Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. See "INVESTMENT OBJECTIVE."


     What are the Permitted Investments? The Government Bond Fund will normally invest at least 65% of total assets in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The Asset Allocation Fund will invest in a combination of common stocks and fixed income securities and will invest at least 25% of its total assets in senior fixed income securities and at least 40% of its total assets in equity securities. The Growth Opportunities Fund and Large Company Growth Fund will invest primarily in common stocks, but may also invest in debt securities and preferred stock which are convertible into common stock. Equity securities such as those in which the Asset Allocation, Growth Opportunities and Large Company Growth Funds may invest are more volatile and carry more risk than some other forms of investment. Accordingly, the net asset value per share of such a Fund may be more prone to a decrease over time. Each of these Funds may only invest in select derivatives; their characteristics and limitations on their use are more fully described in "APPENDIX A -- DESCRIPTION OF PERMITTED INVESTMENTS AND ASSOCIATED RISKS." There are many types of derivative securities with varying degrees of potential risk and return. See "INVESTMENT POLICIES."


     Who is the Adviser? Banc One Investment Advisors Corporation serves as the Adviser of the Trust and is entitled to a fee, which is calculated daily and paid monthly. The Adviser is an indirect subsidiary of BANC ONE CORPORATION. The Adviser may voluntarily agree to waive all or part of its fees in order to limit the Funds' operating expenses. A more detailed discussion of the Adviser, its services and compensation can be found in the Prospectus under the heading "The Adviser".


     Who is the Administrator? Nationwide Advisory Services, Inc. (NAS), (formly known as Nationwide Financial Services, Inc.) serves as Administrator of the Trust and is entitled to a fee, for services provided for the Trust. See
"The Administrator."

     Who is the Transfer Agent? Nationwide Investors Services, Inc. serves as transfer agent for the Trust. See "Transfer and Dividend Paying Agent."

     How Are Shares Purchased and Redeemed? Shares of the Funds will be purchased by the Nationwide VA Separate Account-C, a separate account of Nationwide Life and Annuity Insurance Company, to fund the obligations of The One(R) Investors AnnuitySM and by other insurance company separate accounts to fund variable life annuity and variable life contracts and qualified pension and retirement plans. See "Investment In Fund Shares." For information concerning the purchase and redemption of shares by The One(R) Investors AnnuitySM, refer to the prospectus of The One(R) Investors AnnuitySM which accompanies the Trust's prospectus.

INVESTMENT OBJECTIVES

The One Group(R)  Government Bond Fund
The investment objective of this Fund is to seek a high level of current income with liquidity and safety of principal.

The One Group(R)  Asset Allocation Fund
The investment objective of this Fund is to seek total return while preserving capital.

The One Group(R)  Growth Opportunities Fund
The investment objective of this Fund is to seek growth of capital and, secondarily, current income, by investing primarily in equity securities. The Growth Opportunities Fund was formerly known as the Small Company Growth Fund. The One Group(R) Large Company Growth Fund The investment objective of this Fund is to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

     THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE
MET.

INVESTMENT POLICIES

     -- The One Group(R) Government Bond Fund

Permitted Investments

     The One Group(R) Government Bond Fund intends to seek to achieve its investment objective principally through investment in securities issued by the U.S. Government and its agencies and instrumentalities. At least 65% of total assets will be invested in obligations guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities, some of which may be subject to repurchase agreements, and other securities representing an interest in or collaterized by mortgages which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The primary issuers or guarantors of such securities currently include the Government National Mortgage Association ("Ginnie Mae"), The Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), although the Fund may invest in securities issued or guaranteed by other agencies or instrumentalities in the future. The Fund's ability to achieve higher income is not as great as that of funds that may invest in lower-quality instruments.

     The average weighted remaining maturity of the Government Bond Fund is expected to be between three and fifteen years. However, the Fund's average weighted remaining maturity may be outside this range if warranted by market conditions.

     The balance of the Fund's assets may be invested in debt securities and Municipal Securities. Debt securities generally will be rated in one of the three highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO") at the time of investment (for example, A or better by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's")) or, if unrated, determined by the Adviser to be of comparable quality.

     Preferred stock must be rated in one of the four highest rating categories by at least one NRSRO at the time of investment (for example, BBB or better by S&P or Baa or better by Moody's) or, if unrated, determined by the Adviser to be of comparable quality. Securities that are rated in the fourth highest rating category by an NRSRO are deemed by these ratings services to have some speculative characteristics.


     The Fund may also purchase taxable or tax-exempt municipal securities ("Municipal Securities"). Municipal Securities, if bonds, must be rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality. Other Municipal Securities, such as tax-exempt commercial paper, notes or variable rate demand obligations must be rated in one of the three highest rating categories by at least one NRSRO at the time of investment (such as A-2 by S&P or P-2 by Moody's, with respect to tax-exempt commercial paper; SP-2 by S&P or MIG-2 by Moody's, with respect to notes; and A-2 by S&P or VMIG-2 by Moody's, with respect to variable rate deman obligations) or, if unrated, determined by the Adviser to be of comparable quality.


     The Fund will normally invest in U.S. Treasury obligations, obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations.


     In addition to the permissible investments described above, the Fund may also invest in mortgage-backed securities, securities purchased on a when-issued basis and forward commitments, variable and floating rate notes, restricted securities, time deposits, certificates of deposit, receipts, which may include Treasury Receipts ("TRS"), Treasury Investment Growth Receipts ("TIGRS") and Certificates of Accrual on Treasury Securities ("CATS"), U.S. Treasury obligations, which may include Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"), securities of other investment companies which limit their investments to U.S. Government obligations, bankers' acceptances, commercial paper, repurchase agreements, reverse repurchase agreements, and mortgage dollar rolls. The Fund may also invest in: options, futures contracts, options on futures contracts, municipal securities, securities subject to demand features, multiple class pass-through securities and collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), adjustable rate mortgage loans ("ARMS"), stripped mortgage-backed securities, fixed rate mortgage loans, inverse floating rate instruments, asset backed securities, corporate securities, swap transactions, structured instruments, municipal leases, and the Fund may also engage in securities lending transactions.


     In addition, the Fund may invest in new options, futures contracts and other financial products that may be developed, to the extent that these products are consistent with the Fund's investment objective and policies.

     This list of permissible investments includes select securities that may be commonly considered to be derivatives, including: mortgage dollar rolls, options, futures contracts, options on futures contracts, multiple class pass-through securities and collateralized mortgage obligations (CMOs and REMICs), stripped mortgage-backed securities (IOs and POs), inverse floating rate instruments, asset-backed securities, swap, cap and floor transactions, new financial products and structured instruments. These securities and limitations on their use are more fully described in "APPENDIX A -- DESCRIPTION OF PERMITTED INVESTMENTS AND ASSOCIATED RISKS."

     For a description of the Fund's permitted investments and ratings, see "APPENDIX A--DESCRIPTION OF PERMITTED INVESTMENTS AND ASSOCIATED RISKS" and "APPENDIX B--DESCRIPTION OF RATINGS" and the Statement of Additional Information. For a description of permitted investments for temporary defensive purposes, see "Temporary Defensive Position." In the event a security owned by the Fund is downgraded below these rating categories, the Adviser will review and take appropriate action with regard to the security.

Risk Factors

     The Government Bond Fund's investments in mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") entail certain risks. These risks include the failure of an issuer or guarantor to meet its obligations, adverse interest rate changes, adverse economic, real estate or unemployment trends, failures in connection with processing of transactions and the effects of prepayments on mortgage cash flows. The Fund's policy of investing primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, however, is designed to minimize credit and performance related risks otherwise associated with Mortgage-Backed Securities.

     The investment characteristics of Mortgage-Backed Securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a Mortgage-Backed Security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, Mortgage-Backed Securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated.

     The market value of the Government Bond Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of Fund securities will not affect cash income derived from these securities but will affect a Fund's net asset value.

     Certain investment management techniques that the Fund may use may expose the Fund to special risks. These include, but are not limited to, engaging in hedging transactions (including mortgage and interest rate swaps and interest rate floors and caps), purchasing and selling futures and options, making forward commitments, purchasing structured instruments, lending portfolio securities and entering into mortgage dollar rolls. These practices could expose the Fund to potentially greater risk of loss than more traditional fixed income investments.

     For additional information on the Fund's permitted investments and associated risks, see "APPENDIX A--DESCRIPTION OF PERMITTED INVESTMENTS AND ASSOCIATED RISKS."

Temporary Defensive Position

     For temporary defensive purposes when the Adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments, and may hold a portion of its assets in cash for liquidity purposes.

     To the extent the Fund is engaged in a temporary defensive position, the Fund will not be pursuing its investment objective.

     --The Equity Funds (Asset Allocation, Growth Opportunities and Large Company Growth)

Permitted Investments

     The One Group(R) Asset Allocation Fund will invest in a combination of equity securities, fixed income securities and money market instruments. Fixed income securities in which the Fund may invest are U.S. Government securities, mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), corporate bonds, and bank obligations. Under normal conditions, the Fund will invest between 25% and 60% of its total assets in senior fixed income securities consisting of bonds, debentures, notes, and similar obligations or instruments which constitute a security and evidence indebtedness. For purposes of this policy, "bonds" include debt instruments issued by the U.S. Treasury, U.S. Government agencies, corporations, municipalities and foreign entities, mortgage related securities, asset-backed securities and stripped government securities. The Fund also may invest in asset-backed securities, municipal securities, corporate securities, mortgage dollar rolls, ARMS, stripped mortgage-backed securities, swaps, and structured instruments, and may engage in securities lending transactions.

     Corporate bonds generally will be rated in one of the three highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO") at the time of investment (for example, A or better by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's")) or, if unrated, determined by the Adviser to be of comparable quality. However, the Adviser reserves the right to invest in corporate bonds which present attractive opportunities and are rated in the fourth highest rating category by an NRSRO at the time of investment (for example, BBB by S&P and Baa by Moody's) or, if unrated, determined by the Adviser to be of comparable quality.

     Municipal Securities, if bonds, must be rated BBB or better by S&P or Baa or better by Moody's at the time of investment or be of comparable quality as determined by the Adviser. Other municipal securities must be rated as follows at the time of investment or be of comparable quality as determined by the
Adviser: tax-exempt commercial paper--A-2 by S&P or P-2 by Moody's: notes--SP-2 by S&P or MIG-2 by Moody's: variable rate demand obligations--A-2 by S&P or VMIG-2 by Moody's.

     Under normal conditions, the Asset Allocation Fund will invest between 40% and 75% of its total assets in equity securities, depending on the Adviser's assessment of market conditions. Equity issuers may include companies listed on a national exchange and companies which represent both large and small capitalization, as well as growth and value securities, since the Fund is an asset allocation Fund that represents all of the various equity styles of the Trust. Up to 20% of the Fund's assets allocated to equity investments (from 8% to 15% of its total assets) may be invested in the securities of foreign issuers, such as common and preferred stocks, securities convertible into common stocks, warrants, and investment companies that invest in securities of foreign issuers. The Fund may also invest in securities of foreign issuers by purchasing American Depository Receipts. The balance of the total assets of the Fund, other than fixed income and equity assets, will be invested in money market instruments.

     The money market instruments in which the Fund may invest include U.S. Dollar-denominated U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government, commercial paper of U.S. issuers rated in the two highest short-term rating categories by at least one NRSRO at the time of investment (for example, AA by S&P or Aa by Moody's), or, if unrated, determined by the Adviser to be of comparable quality, obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $1 billion or more as shown on their last published financial statements at the time of investment, that are insured by the Federal Deposit Insurance Corporation and that are of comparable quality and security meeting the above ratings, short-term corporate obligations of U.S. issuers of commercial paper of comparable quality and security meeting the above ratings or, if not rated, determined by the Adviser to be of comparable quality.

     The Adviser will regularly review the allocations of the Asset Allocation Fund's assets among equity securities, fixed income securities and money market instruments, and will gradually vary them over time in favor of investments that, in the Adviser's judgment, provide the most favorable total return outlook. In making allocation decisions, the Adviser will evaluate projections of risk, market and economic conditions, volatility, yields and expected return. For example, the Adviser will seek to reduce the risk relative to investments in common stocks by increasing the allocations of the Fund's assets in fixed income securities and money market instruments when it believes that common stocks are overvalued. Because the Asset Allocation Fund seeks total return over the long-term, the Adviser will not attempt to time major changes in asset allocations. Rather, shifts in allocations among equity securities, fixed income securities and money market instruments will be made gradually over time.

     In addition to the instruments and techniques listed above, the Fund may invest in new options, futures contracts and other financial products that may be developed, to the extent that these products are consistent with the Fund's investment objective and policies.

     All of the Fund's investments, where applicable, must possess one of the ratings described below in "APPENDIX B--DESCRIPTION OF RATINGS" at the time of investment or, if unrated, must be determined by the Adviser to be of comparable quality. In the event a security owned by the Fund is downgraded below these rating categories, the Adviser will review and take appropriate actions with regard to the security.

     The One Group(R) Growth Opportunities Fund will, under normal conditions, invest at least 80% of the value of its total assets in equity securities consisting of common stocks and debt securities and preferred stocks which are convertible into common stocks. The Fund will invest in issues which are identified and selected based on the potential to produce above-average earnings growth per share over a one to three year period. It is expected that issuers will generally include established companies with a history of above-average growth or companies that are expected to enter periods of above-average growth, and smaller companies which, in the opinion of the advisor, are positioned in emerging growth industries. The Fund may invest in securities listed on a stock exchange as well as those traded over-the-counter. The Adviser, in its discretion, may purchase securities of companies which do not pay dividends but which are believed to have superior growth potential.

     The One Group(R) Large Company Growth Fund will normally invest substantially all, but in no event less than 65%, of the value of its total assets in equity securities consisting of common stocks, warrants and any rights to purchase common stocks. The weighted average capitalization of the companies in which the Fund invests will under normal conditions be in excess of the market median capitalization of the S&P 500 Index. The Fund may also invest in foreign securities through the purchase of ADRs, and may also invest in other foreign securities.

     The Large Company Growth Fund may invest the remainder of its assets in any combination of nonconvertible fixed income securities, repurchase agreements, options and futures contracts. The nonconvertible fixed income securities will consist of corporate notes, bonds and debentures that, as a matter of non-fundamental policy, are rated within the three highest rating categories assigned by at least one nationally recognized statistical rating organization ("NRSRO") or, if unrated, are determined by the Adviser to be of comparable quality, and Treasury bills, notes and bonds issued by the United States government or its agencies or instrumentalities. The Fund may, for daily cash management purposes, invest in repurchase agreements and cash equivalents rated within one of the rating categories assigned by at least one nationally recognized statistical rating organization ("NRSRO"), which categories are described below in "APPENDIX B--DESCRIPTION OF RATINGS," at the time of investment or, if unrated, determined by the Adviser to be of comparable quality.

     Each Equity Fund may enter into futures contracts, provided that the value of these contracts does not exceed 25% of such Fund's total assets. In addition, each Fund may write covered call options on securities it owns and enter into related closing purchase transactions when such activity will further the Fund's investment objective, and may also engage in other options transactions in furtherance of their investment objectives. The balance of each Fund's assets will be held in cash equivalents rated within one of the commercial paper rating categories assigned by at least one NRSRO, which categories are described below in "APPENDIX B--DESCRIPTION OF RATINGS" at the time of investment or be of comparable quality as determined by the Adviser.

     Each Equity Fund invests in common stocks (including sponsored and unsponsored American Depository Receipts ("ADRs")) and convertibles only if they are listed on registered exchanges or actively traded in the over-the-counter market, except that each Fund may invest up to 15% of its total assets in restricted securities, including unsponsored ADRs. There may be less information available on the foreign issuers of unsponsored ADRs than on the issuers of sponsored ADRs. In addition, each of the Equity Funds may invest in convertible securities, U.S. Treasury Obligations, including Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"), receipts, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"), certificates of deposits; time deposits, U.S. Government agency securities, repurchase agreements, reverse repurchase agreements, securities of other investment companies, when-issued securities, forward commitments, options, futures contracts, options on futures contracts, variable and floating rate instruments; bankers' acceptances, commercial paper, and securities of foreign issuers.

     This list of permissible investments includes select securities that may be commonly considered to be derivatives, including: mortgage dollar rolls, options, futures contracts, options on futures contracts, warrants, multiple class pass-through securities and collateralized mortgage obligations (CMOs and REMICs), stripped-mortgage backed securities (IOs and POs), asset-backed securities, swap, cap and floor transactions, new financial products and structured instruments. These securities and limitations on their use are more fully described in "APPENDIX A--DESCRIPTION OF PERMITTED INVESTMENTS AND ASSOCIATED RISKS."

     All of the Equity Funds' investments, where applicable, must possess one of the ratings described below in the "APPENDIX B--RATINGS" at the time of investment, or be of comparable quality, as determined by the Adviser.

     For a description of the Fund's permitted investments and associated risks, see "APPENDIX A--DESCRIPTION OF PERMITTED INVESTMENTS AND ASSOCIATED RISKS" and the Statement of Additional Information. For a description of permitted investments for temporary defensive purposes, see "Temporary Defensive Position."


Illiquid Investments

     Each Fund may invest up to 15% of its net assets in illiquid investment, including restricted securities or private placements that are not deemed to be liquid by Banc One Advisers. An illiquid investment is a security that can not be disposed of promptly in seven (7) days. Banc One Advisors may determine that securities that cannot be sold to the general public but may be sold to instititutional investors (for example Rule 144A securities and privately placed commercial paper) are liquid. In making liquidity determinations, Banc One Advisers will follow guidelines established by the Board of Trustees.


Risk Factors

     The market value of the Asset Allocation Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the Asset Allocation Fund's net asset value. In addition, the Asset Allocation Fund's investments in mortgage-related securities subject the Fund to the risks associated with such investments, described above under "The One Group(R) Government Bond Fund--Risk Factors."

     Securities rated in the fourth-highest rating category by an NRSRO (for example, BBB by S&P or Baa by Moody's), in which the Asset Allocation Fund may invest, are generally considered to be investment grade, although such securities are deemed to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher grade securities.

     Because the Equity Funds invest in equity securities, which fluctuate in value, the Funds' shares will fluctuate in value. Smaller, less seasoned companies in which the Growth Opportunites Fund and Asset Allocation Fund may invest, may be subject to greater business risks than larger, established companies. They may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of companies. Therefore, the stock price of smaller capitalization companies may be subject to greater price fluctuations than that of larger, established companies. Due to these and other risk factors, the net asset value of a share of the Funds will fluctuate.

     Investments by the Equity Funds in securities of foreign issuers may involve greater risks than are present in U.S. investments. In general, issuers in many foreign countries are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. There is generally less information publicly available about and less regulation of foreign issuers than U.S. companies. Transaction costs are generally higher for investments in foreign issuers. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could adversely affect the liquidity of the Funds. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, imposition of additional taxes or tax withholding, limitations on the removal of securities, property or other assets of the Funds, political or social instability, or diplomatic developments which could affect the value of investments in those countries.

     Certain investment management techniques which the Equity Funds may use may expose the Funds to special risks, including, but not limited to, the purchase and sale of futures and options, making forward commitments, and, with respect to the Asset Allocation Fund, engaging in hedging transactions (including mortgage and interest rate floors and caps), purchasing structured instruments and entering into mortgage dollar rolls. These practices could expose the Funds to potentially greater risk of loss than more traditional equity (and, with respect to the Asset Allocation Fund, fixed income) investments.

     As a result of these risk factors, the share price of each of the Equity Funds may be volatile, and investors should be able to sustain fluctuations in the value of their investments.

     For further discussion of these practices and associated risks and special considerations, see "APPENDIX A--DESCRIPTION OF PERMITTED INVESTMENTS AND ASSOCIATED RISKS" and the Statement of Additional Information.

Temporary Defensive Position

     For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, each Equity Fund may invest up to 100% of its assets in cash equivalents (including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1 billion as of the end of their most recent fiscal year, commercial paper rated in the two highest short-term rating categories, variable amount master demand notes and bank money market deposit accounts), and may hold cash for liquidity investment or transaction settlement purposes. To the extent a Fund is engaged in a temporary defensive position, the Fund will not be pursuing its investment objective.

Portfolio Turnover

     Each Equity Fund may engage in short-term trading, which involves selling securities for a short time in order to increase the potential for capital appreciation and/or income of an Equity Fund or to take advantage of a temporary disparity in the normal price or yield relationship between two securities or changes in market industry or company conditions or outlook. Any such trading would increase a Fund's turnover rate and its transaction costs.


     For the years ended December 31, 1996 and 1995, the portfolio turnover rates for the equity funds were: Large Company Growth Fund 38.7% and 37.4%, respectively, Growth Opportunities Fund 326.9% and 193.3%, respectively, and Asset Allocation Fund 64.8% and 66.3%, respectively. The higher portfolio turnover rates for the Growth Opportunities Fund was a result of a conscience shift into larger capitalization issues and the volatility in small and mid-capitalization technology stocks. Higher turnover rates will generally result in higher brokerage expenses and higher levels of capital gain to each fund. The portfolio turnover rates for any fund may vary greatly from year to year and within a particular year.


INVESTMENT LIMITATIONS

     The investment objective and the following investment limitations are fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Fund's assets. For purposes of this limitation, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a nongovernmental user, such user would be considered the issuer.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

     The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

MANAGEMENT OF THE TRUST

The Trustees

     The Trust is organized as a Massachusetts business trust. The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Adviser is expected to follow in implementing the investment policies and objectives of the Trust.

The Adviser

     The Trust and Banc One Investment Advisors Corporation (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program. The Adviser discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. The Trust's shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, any bank affiliate of the Adviser and are not guaranteed by the FDIC or any other government agency.


     Banc One Investment Advisers Corporation is an indirect wholly-owned subsidiary of BANC ONE CORPORATION, a multi-state bank holding company located in Columbus, Ohio. As of December 31, 1996, BANC ONE CORPORATION had assets of $98 billion. BANC ONE CORPORATION now operates 42 banks throughout the United States. BANC ONE CORPORATION also operates several additional corporations that engage in data processing, venture capital, investment and merchant banking, trust, brokerage, investment management, equipment leasing, mortgage banking, consumer finance, and insurance.


     Gary J. Madich, CFA, is Senior Managing Director of Fixed Income Securities. Mr. Madich joined the Adviser in February, 1995. Prior to joining the Adviser, Mr. Madich was a Senior Vice President and Portfolio Manager with Federated Investors. Mr. Madich has 17 years of investment experience.

     Richard R. Jandrain, III, Senior Managing Director of Equity Securities, is responsible for the development and implementation of the equity investment policies of the Adviser. Mr. Jandrain has over 18 years of investment experience and has served in various investment management positions with the Adviser and its affiliates for the past five years.

     Set forth below are the names and business experience for the past five years of the primary managers of the Funds, each of whom also serves as Fund Manager of the fund of The One Group(R) that corresponds to the fund of The One Group(R) Investment Trust set forth below:

Portfolio Manager and Title             Business Experience

Thomas E. Donne, CFA                    Fund Manager of the Government Bond
Fund Manager                            Fund of The One Group(R) Investment
                                        Trust since March, 1995. For the
                                        past seven years, Mr. Donne has
                                        held various investment management
                                        positions with the Adviser or its
                                        affiliates.

Richard R. Jandrain III                 Fund Manager of the Growth Opportunities
Fund Manager                            Fund of The One Group(R) Investment
                                        Trust effective May 1, 1995. Mr.
                                        Jandrain is Senior Managing
                                        Director of Equity Securities for
                                        the Adviser and has served in
                                        various investment management
                                        positions with the Adviser and its
                                        affiliates for the past five years.


Ashi Parikh                             Co-Fund Manager of the Growth
Fund Manager                            Opportunities Fund of the One
                                        GroupAE Investment Trust effective
                                        May 1, 1997. Upon joining the
                                        adviser and its affliates in 1992,
                                        Mr. Parikh worked as a Research
                                        Analyst and Assistant Fund Manager.

Lynn Yturri                             Fund Manager of the Large Company
Fund Manager                            Growth Fund of The One Group(R)
                                        Investment Trust since its
                                        inception. For the past 25 years,
                                        Mr. Yturri has held various
                                        investment management positions
                                        with the Adviser and its
                                        affiliates.

Michael D. Weiner, CFA                  Co-Fund Manager of the equity
Director of Equity Research             portion of the Asset Allocation
                                        Fund of The One Group(R) Investment
                                        Trust effective May 1, 1997. Prior
                                        to May 1, 1997, he manged the
                                        equity portion of the Asset
                                        Allocation Fund since its
                                        inception. Before joining the
                                        Adviser in June of 1994, Mr. Weiner
                                        served as the Director of Research
                                        and Head of U.S. Equities for the
                                        Dupont Pension Fund Investment
                                        Company of Wilmington, Delaware,
                                        from 1986 to 1994.



Daniel J. Kapusta                       Co-Fund Manager of the equity
Equity Research Analyst                 portion of the Asset Senior
                                        Allocation Fund effective May 1,
                                        1997. Mr. Kapusta has been an
                                        equity analyst at Banc One Advisors
                                        since 1992. He followed the
                                        industrial commodities sector for
                                        two years and currently follows
                                        approximately 65 companies in the
                                        retail sector. Before joining Banc
                                        One Investment Advisors, he worked
                                        at Robert W. Baird, Inc. in
                                        Milwaukee as a sell-side equity
                                        analyst.

Scott Grimshaw                          Fund Manager of the fixed income
Director of Derivative Research         portion of the Asset Allocation
                                        Fund of The One Group(R) Investment
                                        Trust effective May 1, 1997. Mr.
                                        Grimshaw served as the Senior
                                        Investment Officer in the
                                        Quantitative Research and Analysis
                                        Group for the Adviser and its
                                        affliates prior to his current
                                        position.


     The Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual percentages of the average daily net assets of each Fund: 0.45% for the Government Bond Fund, 0.65% for each of the Growth Opportunities Fund and the Large Company Growth Fund, and 0.70% for the Asset Allocation Fund. The Adviser has voluntarily agreed to waive all or part of its fees in order to limit the Funds' total operating expenses on an annual basis to not more than .75% of the average daily net assets of the Government Bond Fund, not more than 1.10% of the average daily net assets of the Growth Opportunities Fund and not more than 1.00% of the average daily net assets of each of the Large Company Growth Fund and Asset Allocation Fund. These fee waivers are voluntary and may be terminated at any time.

The Administrator


     Nationwide Advisory Services, Inc. (the "Administrator"), a wholly owned subsidiary of Nationwide Life Insurance Company, which in turn is a wholly owned subsidiary of Nationwide Financial Services, Inc., a holding company of the Nationwide Insurance Enterprise, and the Trust are parties to an administration agreement relating to the Funds (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator is responsible for providing administrative services other than investment advisory services, regulatory reporting, all necessary office space, equipment, personnel and facilities. Under the Administration Agreement, the Administrator provides the Trust with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering the affairs of the Trust.


     The Administrator is entitled to a fee for these services, which is calculated daily and paid monthly, at the following percentages (annualized) of the average net assets of the Trust: 0.24% of the Trust's average net assets that are less than $250 million, 0.19% of the Trust's average net assets that are greater than $250 million but less than $500 million, 0.16% of the Trust's average net assets that are greater than $500 million but less than $1 billion, and 0.14% of the Trust's average net assets that are greater than $1 billion.

Transfer and Dividend Paying Agent

     Nationwide Investors Services, Inc., a wholly-owned subsidiary of the Administrator, acts as the transfer agent and dividend disbursing agent for the Trust and in doing so performs certain bookkeeping, data processing and administrative services.

Expenses Of The Trust

     Each Fund bears all expenses of its operations other than those incurred by the Adviser and the Administrator under their respective Advisory Agreement and Administration Agreement with the Trust. In particular, the Funds pay: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees, brokerage fees, interest and taxes, registration fees and expenses, expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of its affiliates, expenses of printing and mailing reports and notices and proxy material to beneficial shareholders of the Trust, and any extraordinary expenses. Expenses incurred jointly by the Funds are allocated among the Funds in a manner determined by the Trustees to be fair and equitable.

     The organizational expenses of each of the Funds have been capitalized and will be amortized during the first five years of the Funds' operations. Such amortization will reduce the amount of income available for payment as dividends.

DESCRIPTION OF THE TRUST

Shareholder Rights

     Shares of the Trust are sold at net asset value to the Nationwide VA Separate Account-C, a separate account of Nationwide Life and Annuity Insurance Company, to fund the benefits of The One(R) Investors AnnuitySM and other separate accounts funding variable annuity and variable life contracts issued by other life insurance companies, and qualified pension and retirement plans (collectively "the Separate Accounts"). Material irreconcilable conflicts possibly may arise. The Trust's Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. All investments in the Trust are credited to the shareholder's account in the form of full or fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to a specific Fund are subject to the limits applicable to The One(R) Investors AnnuitySM.

     Pursuant to current interpretations of the Investment Company Act of 1940, as amended ("1940 Act"), Nationwide Life and Annuity Insurance Company will solicit voting instructions from The One(R) Investors AnnuitySM owners with respect to any matters that are presented to a vote of shareholders. On any matter submitted to a vote of shareholders, all the shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Fund except for matters concerning only a specific Fund. Certain matters approved by a vote of shareholders of one Fund of the Trust may not be binding on a Fund whose shareholders have not approved such matters. The holders of each share of the Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Fund may not bear the same economic relationship to the Trust as shares of another Fund.

     The Trust is not required to hold Annual Meetings of shareholders and does not plan to do so. The Trustees may call Special Meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Trust's Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares and the Declaration sets out the procedures to be followed. The Trustees will be a self-perpetuating body until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional Trustees.

     The Declaration of Trust may not be amended without the affirmative vote of a majority of the outstanding shares of the Trust, except that the Trustees may amend the Declaration of the Trust without the vote or consent of shareholders to:

     (i) designate series of the Trust; (ii) change the name of the Trust; or
(iii) supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

     Shares have no pre-emptive or conversion rights. Shares are fully paid and nonassessable, except as set forth below. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

Description of Shares

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an interest in that Fund which is proportionately equal to that of each other share of such Fund. The Trust reserves the right to create and issue a number of different Funds. In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund, and shares of all Funds would vote together in the election of Trustees. Upon liquidation of a Fund, its shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Inquiries

     Any inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus. All inquiries regarding The One(R) Investors AnnuitySM should be directed to Nationwide Life and Annuity Insurance Company, as indicated in the annuity prospectus included herewith.

Share Redemption

     Investing Separate Accounts and qualified pension and retirement plans redeem shares to make benefit or surrender payments to policyholders. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, Nationwide Investors Services, Inc.

     The net asset value per share of each Fund is determined once daily, as of 4:00 P.M. on each business day the New York Stock Exchange is open and on such other days as the Board of Trustees determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities.

     The Trust may suspend the right of redemption only under the following unusual circumstances: (i) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (ii) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (iii) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

Net Asset Value

     The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares of the Fund that are outstanding.

Dividends

     All dividends are distributed to the Separate accounts and any qualified pension and retirement plans on a quarterly basis and will be automatically reinvested in Trust shares. Dividends and distributions made by the Funds to the Separate accounts and any qualified pension and retirement plans are taxable, if at all, to Nationwide Life and Annuity Insurance Company and any other insurance company sponsoring a separate account which invests in shares of the Funds or any qualified pension or retirement plan. Dividends are not taxable to annuity policy holders or qualified pension and retirement plan participants.

Tax Status

     Each Fund is treated as a separate entity for Federal income tax purposes and is not combined with the Trust's other Funds. It is the intention of each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and meet all other requirements necessary for it to be relieved of Federal taxes on that part of its net investment income and net capital gains distributed to its shareholders. Each Fund intends to distribute all of its net investment income and net capital gains to its shareholders on a current basis.

     For a discussion of the tax consequences of variable annuity contracts, refer to the prospectus of The One(R) Investors AnnuitySM or the prospectuses of other separate accounts funding variable annuity and variable life contracts and qualified pensions and retirement plans. Variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59-1/2, a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

     Section 817(h) of the Code provides that investments of a separate account underlying a variable annuity contract (or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be "adequately diversified" in order for the annuity contract to be treated as an annuity for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Fund intends to comply with these requirements. If a separate account underlying a variable annuity contract were not adequately diversified, the owner of such variable annuity contract would be immediately subject to tax on the earnings allocable to the contract.

     Additional information about the tax status of the Funds is provided in the Statement of Additional Information.

ADDITIONAL INFORMATION

Performance

     From time to time, each Fund may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30 day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

     The total return of a Fund refers to the average compounded rate of return to a hypothetical investment, for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

     Yields and total returns contained in advertisements include the effect of deducting a Fund's expenses, but may not include charges and expenses attributable to The One(R) Investors AnnuitySM or any other Separate Account. Since shares may only be purchased by the Separate Accounts, contract owners should carefully review the annuity prospectus for information on fees and expenses. Excluding such fees and expenses from a Fund's total return quotations has the effect of increasing the performance quoted.

     Each Fund's performance may from time to time be compared to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

     All performance information and comparative material advertised by the Funds is historical in nature and is not intended to represent or guarantee future results. The shares when redeemed may be worth more or less than original cost.

     Additional information concerning each Fund's performance appears in the Statement of Additional Information of the Trust.

The Custodian

     State Street Bank and Trust Company, P.O. Box 8500, Boston, MA 02266-8500 acts as Custodian of the assets of the Trust

Independent Accountants


     Price Waterhouse LLP, 2 Easton Oval, Columbus, OH 43219, serves as independent accountants to the Trust.


Counsel

     Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005-3333, acts as Counsel for the Trust.

                                   APPENDIX A

            DESCRIPTION OF PERMITTED INVESTMENTS AND ASSOCIATED RISKS

     The following is a description of the permitted investments of the Funds. Unless indicated otherwise, each of these instruments is a permissible investment of all of the Funds.

     U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

     RECEIPTS--Interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing Treasury notes and Treasury Bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRS"), "Treasury Investment Growth Receipts" ("TIGRS"), and "Certificates of Accrual on Treasury Securities" ("CATS").

     STRIPS, CUBES, TRS, TIGRS AND CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying Permitted Investments. Each Fund may invest up to an aggregate of 20% of its total assets in STRIPS sold as zero coupon securities, CUBES, TRS, TIGRS and CATS, combined, when consistent with its investment objectives and policies.

     REPURCHASE AGREEMENTS--Agreements by which a person obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agent will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 100% of the repurchase price. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of the Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. Repurchase agreements are considered by the Securities and Exchange Commission to be loans under the Investment Company Act of 1940.

     REVERSE REPURCHASE AGREEMENTS--Reverse repurchase agreements are agreements by which a Fund sells a security to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, the Adviser will place liquid assets having a value equal to the repurchase price (including accrued interest) in a segregated custodial account and monitor the account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered by the Securities and Exchange Commission to be borrowings by the Fund under the Investment Company Act of 1940.

     U.S. GOVERNMENT AGENCIES--Certain Federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance specific types of activities. Select agencies, such as the Government National Mortgage Association ("Ginnie Mae") and the Export-Import Bank are supported by the full faith and credit of the U.S. Treasury, others, such as the Federal National Mortgage Association ("Fannie Mae"), are supported by the credit of the Instrumentality and have the right to borrow from the U.S. Treasury, others are supported by the authority of the U.S. Government to purchase the agency's obligations, while still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), are supported solely by the credit of the instrumentality itself. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not obligated to do so by law. Obligations of U.S. Government Agencies include debt issues and mortgage-backed securities issued or guaranteed by select Agencies, as well as structured instruments (described below).

     BANKERS' ACCEPTANCES--Bills of exchange or time drafts drawn on and accepted by (i.e., made an obligation of) a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

     CERTIFICATES OF DEPOSIT--Negotiable interest-bearing instruments with a specific maturity. Certificates of Deposit ("CDs") are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

     TIME DEPOSITS--Non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit ("TD") earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities; therefore, each of the Funds will not invest more than 15% of its total assets in such time deposits and other illiquid securities.

     VARIABLE AND FLOATING RATE INSTRUMENTS--Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security; therefore, none of the Funds will invest more than 15% of its total assets in such instruments and other illiquid securities. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There is no limit on the extent to which a Fund may purchase variable and floating rate instruments that are not illiquid. The Funds will purchase variable and floating rate instruments to facilitate portfolio liquidity and to achieve favorable rates of return.

     COMMERCIAL PAPER--The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

     INVESTMENT COMPANY SECURITIES--Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its assets in the securities of other investment companies. Such companies may include companies in which the Adviser of the Trust, or an affiliate of such Adviser, serves as investment adviser, administrator or distributor, in accordance with an exemptive order issued with respect to the Trust by the Securities and Exchange Commission. Because such other investment companies employ an investment adviser, such investment by a Fund may cause shareholders to bear duplicative fees. The Adviser will waive its fee attributable to the assets of the Funds invested in a Money Market Fund of the Trust, and, to the extent required by the laws of any state in which shares of the Trust are sold, the Adviser will waive its fee with respect to assets of Funds invested in any investment company.

     SECURITIES LENDING--In order to generate additional income, a Fund may lend up to 33% of the securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies, shares of an investment trust or mutual fund or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value of the securities lent. The Fund will continue to receive interest on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S.

Government securities, shares of an investment trust or mutual fund. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Each Fund will enter into loan arrangements only with counterparties which the Adviser has deemed to be creditworthy under guidelines established by the Board of Trustees. Loans are subject to termination by a Fund or the borrower at any time and are therefore not considered to be illiquid.

     PURCHASE ON A WHEN-ISSUED BASIS AND FORWARD COMMITMENTS --Each Fund may purchase securities on a when-issued basis when deemed by the Adviser to present attractive investment opportunities. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield, thereby involving the risk that the yield obtained will be less than that available in the market at delivery. Although the purchase of securities on a when-issued basis is not considered leveraging, it has the effect of leveraging. When the Adviser purchases a when-issued security, the Custodian will set aside cash or liquid securities to satisfy the purchase commitment. The Fund generally will not pay for such securities or earn interest on them until received. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 40% of the Government Bond Fund's and 25% of each of the Asset Allocation, Growth Opportunities, and Large Company Growth Funds', total assets. A commitment will not exceed 180 days, with respect to the Government Bond Fund, and 90 days, with respect to the Asset Allocation, Growth Opportunities, and Large Company Growth Funds. The Fund will only purchase when-issued securities for the purpose of acquiring portfolio securities and not for speculative purposes. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Each Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government securities or liquid high-grade debt obligations in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

     ASSET-BACKED SECURITIES (Government Bond Fund and Asset Allocation Fund
Only)--The Government Bond Fund and Asset Allocation Fund may invest in securities backed by automobile receivables, home equity loans, truck and auto loans, leases, and credit-card receivables.The collateral backing asset-backed securities cannot be foreclosed upon. Asset-backed securities purchased by the Funds must be rated in one of the three highest rating categories by at least one NRSRO at the time of investment, or if unrated, determined by the Adviser to be of comparable quality. These issues are normally traded over-the-counter and typically have a short-intermediate maturity structure, depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder. There is no limit on the extent to which these Funds may invest in asset-backed securities. Asset-backed securities may be purchased for the purpose of enhancing yield. Under certain interest rate and repayment rate scenarios, the Funds may fail to recoup fully their investment in asset-backed securities.


     RESTRICTED SECURITIES--Each of the Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and other restricted securities. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Funds' Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.

     The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed Bank One Advisers to consider the following criteria in determining the liquidity of certain restricted securities:


     o    the frequency of trades and quotes for the security;

     o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     o    dealer undertakings to make a market in the security; and

     o    the nature of the security and the nature of the marketplace trades.


     Certain Section 4(2) commercial paper programs cannot rely on Rule 144a because , among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust's liquidity requirements that an issue of 4(2) commercial paper is liquid if the following conditions, which set forth in a 1994 SEC no -action letter are met:

     o The 4(2) paper must not be traded flat or in default as to principal or interest;

     o The 4(2) paper must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the securitiy, by that NRSRO , or if unrated, is determined by Banc One Advisors to be equivalent quality; and

     o Banc One Advisors must consider the trading market specific security , taking into account all relevant factors, including but not limited, to whether the paper is subject of a commercial paperprogram that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market paper, or is administered by a direct issuer pursuant to a direct placement program; and

     o Banc One Advisors shall monitor the liquidity of the 4(2) commercial paper purchased and shall report to the Board of trustees promptly if any such securities are no longer determined to be liquid if such determination causes a fund to hold more than 15% of its total assets illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of The One Group, unless Banc One Avisors is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund's holdings of illiquid assets to less than 15% of its total assets; and

     o Banc One Advisors shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these Guidelines no less frequently than quarterly.


     OPTIONS--The Funds may purchase and write (i.e., sell) call options and put options on securities and indices, which options are traded on national securities exchanges. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms which would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option. The initial purchase
(sale) of an option contract is an "opening transaction". In order to close out an option position, a Fund may enter into a "closing transaction", the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

     The Funds may purchase put and call options in hedging transactions to protect against a decline in the market value of the securities in the Funds (e.g., by the purchase of a put option) and to protect against an increase in the cost of fixed-income securities that the Funds may seek to purchase in the future (e.g., by the purchase of a call option). In the event that paying premiums for put and call options, together with price movements in the underlying securities, are such that exercise of the options would not be profitable for a Fund, losses of the premiums paid may be offset by an increase in the value of the Fund's securities (in the case of a purchase of put options) or by a decrease in the cost of acquisition of securities by the Fund (in the case of a purchase of call options).

     The Funds may also write secured put and covered call options as a means of increasing the yield on the Funds and as a means of providing limited protection against decreases in market value of the Funds.

     There are risks associated with such investments including the following:
(i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. It is expected that each Fund will only engage in option transactions with respect to permitted investments and related indices.

     Generally, the policy of each of these Funds, in order to avoid the exercise of an option sold by it, will be to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless selling (in the case of a call option) or purchasing (in the case of a put option) the underlying securities is determined to be in the Fund's interest. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund, and has the effect of cancelling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers securities to the holder of a call option or liquidates securities as a source of funds to purchase securities put to the Fund, the Fund's turnover rate will increase, which would cause the Fund to incur additional brokerage expenses.

     During the option period, a Fund, as a covered call writer, gives up the potential appreciation above the exercise price should the underlying security rise in value, and a Fund, as a secured put writer, retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away" at the strike price of the option, which may be substantially below the fair market value of such security. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option, which may be substantially in excess of the fair market value of such security. If a covered call option or a secured put option expires unexercised, the writer realizes a gain, and the buyer a loss, in the amount of the premium.

     The Securities and Exchange Commission requires that obligations of investment companies such as each of the Funds, in connection with option sale positions, must comply with certain segregation or coverage requirements, which are more fully described in the Statement of Additional Information.

     Each Fund may write covered call options on its securities provided the aggregate market value of such options and the Fund's obligations under such written puts does not exceed 25% of the Fund's total assets as of the time such options are entered into by the Fund.

     The Government Bond Fund may also engage in straddles and spreads with respect to 15% of its assets, and each of the Equity Funds may engage in such transactions with respect to 5% of its assets. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. A Fund will sell a straddle when the Adviser believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits a Fund to make a hedged investment that the price of a security will increase or decline.

     FUTURES CONTRACTS AND RELATED OPTIONS--A Fund may enter into futures contracts, options on futures contracts, index futures and options thereon that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC") if, to the extent that such futures and options are not for "bona fide hedging purposes" (as defined by the CFTC), the aggregate initial margin and premiums on such positions (excluding the amount by which options are in the money) do not exceed 5% of that Fund's total assets at current value. Each of the Funds, however, may invest more than such amount for bona fide hedging purposes, and may also invest more than such amount if it obtains authority to do so from the appropriate regulatory agencies without rendering the Fund a commodity pool operator or adversely affecting its status as an investment company for federal securities law or income tax purposes. However, a Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transaction, together with options on securities, represent not more than 25% of the Fund's total assets. In addition, certain provisions of the Internal Revenue Code may limit the Fund's investments in such futures and options.

     A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and security prices. Some futures strategies, including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio. The Funds expect to enter into these transactions to "lock in" a return or spread on a particular investment or portion of its assets, to protect against any increase in the price of securities the Funds anticipate purchasing at a later date, or for other risk management strategies.

     Options and futures can be volatile instruments, and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

     Typically, investment in these contracts requires a Fund to deposit with the applicable exchange or other specified financial intermediary as a good faith deposit for its obligations, known as "initial margin," an amount of cash or specified debt securities which initially is 1%-15% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. Thereafter, the Fund must make additional deposits equal to any net losses due to unfavorable price movements of the contract and will be credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and acquired daily and are known as "variation margin."

     The Securities and Exchange Commission requires that when each of the Funds effects transactions of the foregoing nature, it must either segregate cash or high quality, readily marketable portfolio securities with its custodian in the amount of its obligations under the foregoing transactions or must cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Funds will comply with such segregation or cover requirements. No limitation exists on the amount of the Funds' assets which may be used to comply with such segregation or cover requirements.


     SWAPS, CAPS, AND FLOORS--In order to protect the value of the Funds from interest rate fluctuations and to hedge against fluctuations in the floating rate market in which the Funds' investments are traded, The Government Bond Fund and Asset Allocation Fund may enter into swaps, caps, and floors on various securities (such as U.S. government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, for both hedging and non-hedging purposes. While swaps, caps, and floors (sometimes hereinafter collectively referred to as "swap contracts") are different from futures contracts (and options on futures contracts) in that swap contracts are individually negotiated with specific counterparties, the Funds will use swap contracts for purposes similar to the purposes for which it uses options, futures, and options on futures. Those uses of swap contracts (i.e., risk management and hedging) present the Funds with risks and opportunities similar to those associated with options contracts, futures contracts, and options on futures. See "Futures Contracts and Related Options;" and "Options."


     The Funds may enter into these transactions to manage exposure to changing interest rates and other market factors. Some transactions may reduce the Funds' exposure to market fluctuations, while others may tend to increase market exposure.

     Swap contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, a Fund may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

     Caps and floors are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. Caps and floors are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

     Because swap contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Fund, the Fund may suffer a loss. To address this risk, a Fund will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund to the counterparty, one to the Fund from the counterparty) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal, except for purposes of collateralization, as discussed below. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. To protect against losses related to counterparty default, each Fund may enter into swap contracts that require transfers of collateral for changes in market value. In contrast, currency swaps and other types of swap contracts may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

     In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Fund to close out its obligations under the swap contract prior to its maturity. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless a Fund is able to negotiate such an offsetting swap contract, however, the Fund could be subject to continued adverse developments, even after the Adviser has determined that it would be prudent to close out or offset the first swap contract.

     The Funds will not enter into any mortgage swap, interest rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated in the highest or second highest rating category by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality.

     The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its expectations of market values, interest rates, or currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.

     The staff of the SEC is presently considering its position with respect to swaps, caps and floors as senior securities. Pending a determination by the staff, the Fund will either treat swaps, caps and floors as being subject to its senior securities restrictions or will refrain from engaging in swaps, caps and floors. Once the staff has expressed a position with respect to swaps, caps and floors, the Fund intends to engage in swaps, caps and floors, if at all, in a manner consistent with such position. To the extent the net amount of an interest rate or mortgage swap is held in a segregated account, consisting of cash or liquid, high-grade debt securities, the Adviser believes that swaps do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

     Each of the Funds will generally limit its investments in swaps, caps and floors to 25% of its total assets.


     STRUCTURED INSTRUMENTS--The Government Bond Fund and Asset Allocation Fund may invest, from time to time, in one or more structured instruments. Structured instruments are debt securities issued by agencies of the U.S. government (such as the Student Loan Marketing Association ("Sallie Mae"),Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indexes. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances.


     The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding. In addition, the reference index may be used in determining when the principal is redeemed. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payments.

     While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. If the value of the reference index changes in a manner other than that expected by the Adviser, principal and/or interest payments on the structured instrument may be substantially less than expected. The Fund will only invest in structured securities that are consistent with its investment objectives, policies and restrictions, based on the Adviser's Outlook on market conditions.In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, a Fund will not invest in structured instruments if the terms of the structured instrument provide that the Fund may be obligated to pay more than its initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund's ability to resell such a structured instrument may be more limited than its ability to resell other portfolio securities. Each of the Funds would treat such an instrument as illiquid, and limit its investments in such instruments to no more than 15% of its total assets, when combined with all other illiquid investments of the Fund. Structured instruments that are registered under federal securities laws may be treated as liquid. In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protections against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See "Swaps, Caps, and Floors."

     NEW FINANCIAL PRODUCTS--New options and futures contracts and other financial products, and various combinations thereof, continue to be developed and the Funds may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objective, policies and restrictions and the regulatory requirements applicable to investment companies.

     These various products may be used to adjust the risk and return characteristics of the Funds' portfolios of investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer's credit risk. If market conditions do not perform consistent with expectations, the performance of the Fund will be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

     MORTGAGE-BACKED SECURITIES (Government Bond Fund and Asset Allocation Fund only)--Mortgage-backed securities are debt obligations secured by real estate loans and pools of loans on single family homes, multi-family homes, mobile homes, and, in some cases, commercial properties.

     These Funds may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. Government agency. The primary issuers or guarantors of these mortgage-backed securities are Fannie Mae, Ginnie Mae, and Freddie Mac. With respect to the Asset Allocation Fund only, mortgage-backed securities may also be issued by non-governmental entities and may or may not have private insurer guarantees of timely payments. Such non-governmental mortgage securities cannot be treated as U.S. Government Securities for purposes of investment policies.

     These Funds may also invest in mortgage-backed securities issued by non-government entities, which consists of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICS") that are rated in the highest or second-highest rating category by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. The Funds will only purchase CMOs and REMICs that are backed solely by Ginnie Mae certificates or other mortgage pass-through instruments issued or guaranteed by the U.S. government or its agencies and instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Funds reinvest the prepaid amounts in securities the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

     These Funds may also invest in multiple class securities issued by U.S. government agencies and instrumentalities such as Fannie Mae, Freddie Mac and Ginnie Mae, or private issuers, including guaranteed CMOs and REMIC pass-through or participation certificates, when consistent with the Fund's investment objectives, policies and limitations. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

     CMOs and guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, Freddie Mac and Ginnie Mae are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the "Mortgage Assets"). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as "Gold PCs."

     Ginnie Mae REMIC Certificates guarantee the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

     REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies. CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or

REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel" pay CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     Although the Funds invest only in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, the Z-Bonds in which the Fund may invest may bear the same non-credit-related risks as do other types of Z-Bonds. See "Mortgage-Backed Securities" above. Z-Bonds in which the Funds may invest will not include residual interest.

     There can be no assurance that the United States Government would provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae if necessary in the future.

     Each of the Funds will generally limit its investments in mortgage-backed securities to 25% of its total assets.

     REGULATION OF MORTGAGE LOANS--Mortgage loans are subject to a variety of state and federal regulations designed to protect mortgagors which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loans "due on sales" clauses and state usury laws. Even though the Funds will invest in Mortgage-Backed Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, these regulations may adversely affect the Funds investments by delaying the Fund's receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

     MUNICIPAL SECURITIES (Government Bond Fund and Asset Allocation Fund only)-- Municipal securities consist of i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Government Bond Fund may also invest in municipal leases, which are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the foregoing. The Government Bond Fund will limit its investment in municipal leases to no more than 5% of its assets. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

     Municipal securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

     The exclusion from gross income for federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Internal Revenue Code (the "Code") and on other provisions of federal law. These provisions of federal law contain certain ongoing requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to insure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage or permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration ("FHA"), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage subsidy bonds.

     STRIPPED MORTGAGE-BACKED SECURITIES (Government Bond Fund and Asset Allocation Fund only)--These Funds may, to enhance revenues or hedge against interest rate risk, invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. The Funds may only invest in SMBS issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund's limitation on investments in illiquid securities. Any determination that a SMBS is liquid will be made pursuant to guidelines and standards established by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques. Each of these Funds will generally limit its investment in SMBS to 15% of its total assets.

     ADJUSTABLE RATE MORTGAGE LOANS ("ARMs") (Government Bond Fund and Asset Allocation Fund only)--ARMS eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

     Adjustable interest rates can cause payment increases that some mortgage borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     MORTGAGE DOLLAR ROLLS (Government Bond Fund and Asset Allocation Fund
Only)--The Government Bond Fund and the Asset Allocation Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

     For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

     CORPORATE SECURITIES--Including corporate bonds, convertible and non-convertible debt securities, and preferred stocks, as well as commercial paper (short-term promissory notes issued by corporations). Issuers of corporate bonds and notes are divided into many different categories by bond market sector, such as electric utilities, gas utilities, telephone utilities, consumer finance companies, wholesale finance companies and industrial companies. Within each major category of issuer, there are many sub-categories.

     FIXED RATE MORTGAGE LOANS (Government Bond Fund only)--Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool (the "Fixed Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. The Fund may invest in fixed rate mortgage loans which are privately issued and not issued or guaranteed by the U.S. government. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed rate mortgage loans provide for a large final balloon payment upon maturity. The Funds may invest in Fixed Rate Mortgage Loans or mortgage loan pools to enhance yield.

     INVERSE FLOATING RATE INSTRUMENTS (Government Bond Fund only)--The Funds may seek to increase yield by investing in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

     Each of the Funds will generally limit its investment in inverse floating rate instruments to 15% of its total assets.

     DEMAND FEATURES (Government Bond Fund and Asset Allocation Fund only)--These Funds may acquire securities that are subject to puts and stand-by commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security.

     The underlying municipal securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the put would only have value to the Fund. The Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, in certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemption requests and remain as fully invested as possible in municipal securities. The Fund will limit its put transactions to institutions which the Adviser believes present minimal credit risk.

     There is no limit to the percentage of portfolio securities that may be purchased subject to a put. However, the Fund will not acquire a put which was not an integral part of the security as originally issued if such acquisition would cause the aggregate value of all such puts held in the portfolio to exceed 1/2 of 1% of the value of the Fund's total assets.

     Under a "stand-by commitment," a dealer would agree to purchase, at the Fund's option, specified municipal securities at a specified price. When entering into stand-by commitments, a Fund will set aside sufficient assets invested in cash-equivalent securities to pay for all stand-by commitments on their scheduled delivery dates. These Funds will acquire these commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options. Each of these Funds will generally limit its investment in stand-by commitments to 25% of its total assets.


     CONVERTIBLE SECURITIES (Equity and Asset Allocation Funds
Only)--Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

     SECURITIES OF FOREIGN ISSUERS (Equity and Asset Allocation Funds
Only)--Each Fund may invest in securities of foreign issuers to achieve income or capital appreciation. Foreign investments involve risks that are different from investments in securities of U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. Additionally, there may be less public information available about foreign issuers. Foreign branches of foreign banks are not regulated by U.S. banking authorities and generally are not bound by accounting, auditing and financial reporting standards comparable to U.S. banks. The Funds may invest in commercial paper of foreign issuers and obligations of foreign branches of U.S. banks, U.S. and London branches of foreign banks, and supranational entities which are established through the joint participation of several governments (e.g., the Asian Development Bank and the Inter-American Development Bank). Securities of foreign issuers may include sponsored and unsponsored American Depository Receipts ("ADRs"), which are securities typically issued by a U.S. financial institution that evidence ownership interests in a pool of securities issued by a foreign issuer. There may be less information available on the foreign issuers of unsponsored ADRs than on the issuers of sponsored ADRs. ADRs include American Depository Shares and New York Shares.


     WARRANTS--The Large Company Growth Fund and Asset Allocation Fund may invest in Warrants, which are instruments giving holders the right, but not the obligation, to buy shares of a Company at a given price during a specified period. Each Fund will not invest more than 5% of its total assets in warrants.

                                   APPENDIX B
                             DESCRIPTION OF RATINGS

Description of Commercial Paper Ratings

     The following descriptions of commercial paper ratings have been published by Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), Fitch's Investors Service ("Fitch"), Duff and Phelps ("Duff") and IBCA Limited ("IBCA"), respectively.

     Commercial paper rated A by S&P regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1 and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a high degree of safety regarding timely payment but not as high as A-1.

     Commercial paper issues rated Prime-1 and Prime-2 by Moody's are judged by Moody's to be of the "highest" quality and "higher" quality respectively on the basis of relative repayment capacity.

     The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

     The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Description of Corporate/Municipal Bond Ratings

     The following descriptions of S&P's and Moody's corporate bond ratings have been published by S&P and Moody's respectively.

     Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Description of Municipal Note Ratings

     Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 and VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

-- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

     SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest.

                                TABLE OF CONTENTS

                                                                            Page

FINANCIAL HIGHLIGHTS..........................................................2
SUMMARY.......................................................................4
INVESTMENT OBJECTIVES
              Government Bond Fund............................................4
              Asset Allocation Fund...........................................4
              Growth Opportunities Fund.......................................4
              Large Company Growth Fund.......................................4
INVESTMENT POLICIES
              The Government Bond Fund........................................5
                         Permitted Investments................................5
                         Risk Factors.........................................6
                         Temporary Defensive Position.........................6
              The Equity Funds
                         (Asset Allocation, Growth Opportunities Fund
                          and Large Company Growth)...........................7
                         Permitted Investments ...............................7
                         Asset Allocation Fund................................7
                         Growth Opportunities Fund............................8
                         Large Company Growth Fund............................8

                         Illiquid Investments.................................9

                         Risk Factors.........................................9
                         Temporary Defensive Position.........................10
                         Portfolio Turnover...................................10
INVESTMENT LIMITATIONS........................................................10
MANAGEMENT OF THE TRUST
              The Trustees....................................................11
              The Adviser.....................................................11
              The Administrator...............................................13
              Transfer and Dividend Paying Agent..............................13
              Expenses of the Trust...........................................13
DESCRIPTION OF THE TRUST
              Shareholder Rights..............................................13
              Description of Shares...........................................14
              Inquiries.......................................................14
              Share Redemption................................................14
              Net Asset Value.................................................14
              Dividends.......................................................14
              Tax Status......................................................14
ADDITIONAL INFORMATION
              Performance.....................................................15
              The Custodian...................................................15
              Independent Accountants.........................................16
              Counsel.........................................................16
APPENDIX A: DESCRIPTION OF PERMITTED INVESTMENTS AND
 ASSOCIATED RISKS.............................................................16
APPENDIX B: DESCRIPTION OF RATINGS............................................30

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

INVESTMENT ADVISER
Banc One Investment Advisors Corporation
1111 Polaris Parkway,  Suite 100
Columbus, OH 43271-0211

ADMINISTRATOR
Nationwide Advisory  Services, Inc.
Three Nationwide Plaza
Columbus, OH 43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
Box 1492
Three Nationwide Plaza
Columbus, OH 43216

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C. 20005-3333

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
2 Easton Oval
Columbus, OH 43219

                       STATEMENT OF ADDITIONAL INFORMATION

                        THE ONE GROUP(R) INVESTMENT TRUST

                              o     Government Bond Fund

                              o     Asset Allocation Fund

                              o     Growth Opportunities Fund

                              o     Large Company Growth Fund


                                   May 1, 1997
================================================================================


          This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for The One Group(R) Investment Trust. The Prospectus of The One Group(R) Investment Trust is dated as of the same date as this Statement of Additional Information. This Statement of Additional Information is incorporated in its entirety into the Prospectus. A copy of the Prospectus may be obtained by writing to the Trust at One Nationwide Plaza, Columbus, Ohio 43216, or by telephoning toll free (800) 860-3946.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

THE TRUST  ..............................................................B-2
INVESTMENT OBJECTIVE AND POLICIES .......................................B-2
     Additional Information on Fund Instruments .........................B-2
           Bank Obligations .............................................B-2
           Commercial Paper..............................................B-3
           Repurchase Agreements ........................................B-3
           Reverse Repurchase Agreements ................................B-3
           Government Securities ........................................B-3
           Futures and Options Trading ..................................B-4
           Futures Contracts ............................................B-4
           Restrictions on the Use of Futures Contracts .................B-5
           Risk Factors in Futures Transactions .........................B-5
           Options Contracts ............................................B-6
           Covered Calls ................................................B-6
           Purchasing Call Options.......................................B-8
           Puts..........................................................B-8
     Risk Factors in Options Transactions................................B-8
           Mortgage-related Securities ..................................B-8
     Yield, Market Value and Risk Considerations of Mortgage-Backed
     Securities .........................................................B-9
           Foreign Investments ..........................................B-10
           When-Issued Securities .......................................B-10
           Securities Lending ...........................................B-11
     Variable and Floating Rate Notes....................................B-11
           Municipal Securities..........................................B-11
           Demand Features...............................................B-13

     Investment Restrictions ............................................B-13
     Portfolio Turnover .................................................B-14
     Additional Tax Information Concerning All Funds of the Trust .......B-14
VALUATION         .......................................................B-15
     Valuation of the Funds .............................................B-15
ADDITIONAL INFORMATION REGARDING THE CALCULATION
     OF PER SHARE NET ASSET VALUE........................................B-16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................B-16

                                                                         Page
                                                                         ----

MANAGEMENT OF THE TRUST .................................................B-17
     Trustees & Officers ................................................B-17
     Major Shareholders..................................................B-20
     Investment Adviser .................................................B-20
     Glass-Steagall Act .................................................B-21
     Portfolio Transactions .............................................B-21
     Administrator ......................................................B-22
     Custodian and Transfer Agent .......................................B-23
     Independent Accountants ............................................B-23
     Legal Counsel ......................................................B-23

ADDITIONAL INFORMATION ..................................................B-24
     Description of Shares ..............................................B-24
     Shareholder and Trustee Liability ..................................B-24
     Shareholders........................................................B-24
     Calculation of Performance Data.....................................B-24
     Miscellaneous.......................................................B-26

FINANCIAL STATEMENTS.....................................................B-27
APPENDIX.................................................................B-53

THE TRUST

     The One Group(R) Investment Trust (the "Trust") is a diversified, open-end management investment company. The Trust consists of four series of units of beneficial interest ("Shares") each representing interests in one of four separate investment portfolios, i.e., the Government Bond Fund, the Asset Allocation Fund, the Growth Opportunities Fund (formerly known as the Small Company Growth Fund) and the Large Company Growth Fund. The Asset Allocation Fund, the Growth Opportunities Fund and the Large Company Growth Fund are collectively referred to herein as the "Equity Funds." Much of the information contained herein expands upon subjects discussed in the Prospectus. No investment in a Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement each Fund's investment objective and policies as set forth in the Prospectus.

Additional Information on Fund Instruments

     Bank Obligations

     The Funds may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

     Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, total assets in excess of $1 billion (as of the date of their most recently published financial statements).

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit will be those of domestic and foreign branches of U.S. commercial banks which are members of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation and in certificates of deposit of domestic savings and loan associations the deposits of which are insured by the Federal Deposit Insurance Corporation if, at the time of purchase, such institutions have total assets in excess of $1 billion (as of the date of their most recently published financial statements). Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion. The Funds may also invest in Eurodollar certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

     Time deposits are interest bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. Demand deposits are funds deposited in a commercial bank or a savings and loan association which, without prior notice to the bank, may be withdrawn generally by negotiable draft. Time and demand deposits will only be maintained at banks or savings and loan associations from which a Fund could purchase certificates of deposit.

     Commercial Paper

     Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

     Each of the Funds may invest in commercial paper when consistent with its investment objectives, policies and restrictions. Each of the Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by Standard & Poor's Corporation ("S&P"), Prime-2, or better by Moody's Investor Service, Inc. ("Moody's") or F-2 or better by Fitch Investor Services ("Fitch")) or if unrated, determined by the Adviser to be of comparable quality.

     Repurchase Agreements

     Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with total assets in excess of $1 billion and registered broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent under U.S. law and there may be no controlling legal precedents under the laws of certain foreign jurisdictions confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although (with respect to repurchase agreements subject to U.S. law) the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

     Reverse Repurchase Agreements

     Each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund entered into a reverse repurchase agreement, it would place in a segregated custodial account assets, such as liquid high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and would subsequently monitor the account to ensure that such equivalent value was maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered by the Securities and Exchange Commission to be borrowings by a Fund under the Investment Company Act of 1940.

     Government Securities

     Each of the Funds may invest in obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when its Adviser believes that the credit risk with respect thereto is minimal. For information on mortgage-related securities issued by certain agencies or instrumentalities of the U.S. Government, see "Investment Objective and Policies--Mortgage-related Securities" in this Statement of Additional Information.

     Futures and Options Trading:

Futures Contracts. The Funds may enter into futures contracts, options, and options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts only for bona fide hedging purposes.

     When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

     The Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. When future contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, the Funds expect that approximately 75% of their futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Funds upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Funds' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transactions costs incurred in the purchase and sale of the underlying securities.

     A Funds' ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Restrictions on the Use of Futures Contracts. None of the Funds will enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the respective Fund's total assets. In addition, none of the Funds will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

     The Funds have undertaken to restrict their futures contract trading as follows: first, the Funds will not engage in transactions in futures contracts for speculative purposes; second, the Funds will not market themselves to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Funds will disclose to all prospective Shareholders the purpose of and limitations on their commodity futures trading; fourth, the Funds will submit to the Commodity Futures Trading Commission ("CFTC") special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

     In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Funds may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

     In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Trust's intention to qualify as such.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. Each Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     Options Contracts. The Adviser may use trading of options on securities or futures contracts as a hedging device. An option on a futures contract gives the purchaser of the option the right (but not the obligation) to take a position at a specified price (the "striking," "strike" or "exercise" price) in the underlying futures contract or security. A "call" option gives the purchaser the right to take a long position in the underlying futures contract or security, and the purchaser of a "put" option acquires the right to take a short position in the underlying futures contract or security. The purchase price of an option is referred to as its "premium." The seller (or "writer") of an option is obligated to take a futures or securities position at a specified price if the option is exercised. In the case of a call option, the seller must stand ready to take a short position in the underlying futures contract or security at the strike price if the option is exercised. A seller of a put option, on the other hand, stands ready to take a long position in the underlying futures contract or security at the strike price if the option is exercised. A "naked" option refers to an option written by a party which does not possess the underlying futures contract or security. A "covered" option refers to an option written by a party which does possess the underlying position.

     A call option on a futures contract or security is said to be "in-the-money" if the strike price is below current market levels. Similarly, a put option on a futures contract or security is said to be "out-of-the-money" if the strike price is below current market levels.

     Options have limited life spans, usually tied to the delivery or settlement date of the underlying futures contract or security. Some options, however, expire significantly in advance of such dates. An option that is "out-of-the-money" and not offset by the time it expires becomes worthless. On certain exchanges "in-the-money" options are automatically exercised on their expiration date, but on others unexercised options simply become worthless after their expiration date. Options usually trade at a premium (referred to as the "time value" of the option) above their intrinsic value (the difference between the market price for the underlying futures contract or equity security and the strike price). As an option nears its expiration date, the market value and the intrinsic value move into parity as the time value diminishes.

     The Funds will enter into such option transactions only when the options are available on an exchange. There will be an active over-the-counter market for such options which will establish their pricing and liquidity. Broker/Dealers with whom the Trust will enter into such option transactions shall have a minimum net worth of $20,000,000. Each Fund will limit the writing of put and call options to 25% of its total assets at the time such options are written.

     Increased market volatility generally increases the value of options by increasing the probability of favorable market swings, putting outstanding options "in-the-money." Although purchasing options is a limited risk trading approach, significant losses can be incurred by doing so.

     Covered Calls.

     The Funds may write (sell) only "covered" call options and purchase options to close out options previously written by the Fund. Such options must be listed on a national securities exchange. The Funds' purpose in writing covered call options is to generate additional premium income. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Fund's Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

     A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, subject to the rules of the Options Clearing Corporation, a writer is required to deposit in escrow the underlying security or other assets in accordance with such rules. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which a Fund already owns. (In order to comply with the requirements of the securities laws in several states, a Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of the Fund's net assets.)

     Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which a Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's custodian. The Funds do not consider a security covered by a call to be "pledged" as that term is used in each Fund's policy which limits the pledging or mortgaging of its assets.

     The premium received is the market value of an option. The premium each Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Trust's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per Share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Purchasing Call Options

     Each Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

     Puts

     Each Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction cost. To the extent any Fund writes put options, all such options will be covered.

Risk Factors in Options Transactions

     The successful use of the Funds' options strategies depends on the ability of the Trust's Adviser to forecast interest rate and market movements correctly.

     When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

     The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

     If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

     Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until option trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation ("OCC") or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the fund could lose the entire value of its option.

     Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign option markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

     Mortgage-related Securities

     The Government Bond Fund and the Asset Allocation Fund may, consistent with their investment objectives and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     Mortgage-related securities, for purposes of the Trust's Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("Ginnie Mae") and government-related organizations such as the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund of the Trust purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the securities' return to the Trust's Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds of the Trust will receive when these amounts are reinvested.

     The Government Bond Fund and Asset Allocation Fund may invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Collateralized mortgage obligations will be purchased only if rated in one of the three highest rating categories by a nationally recognized rating organization such as Moody's or S&P.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of the Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. The Fannie Mae is a government-sponsored organization owned entirely by private stock-holders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. The Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac. The Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Yield, Market Value and Risk Considerations of Mortgage-Backed Securities

     The Government Bond Fund and Asset Allocation Fund may invest in certain Mortgage-Backed Securities, such as Interest Only Stripped Mortgage-Backed Securities, that are extremely sensitive to changes in prepayments and interest rates. Even though such securities have been guaranteed by an agency or instrumentality of the U.S. Government, under certain interest rate or prepayment rate scenarios, a Fund may fail to fully recover its investment in such securities.

     The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Trust invests will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

     In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.

     Foreign Investments

     The Equity Funds may also invest in, subject to their respective investment objectives and policies, certain obligations or securities of foreign issuers. Possible investments include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Banker's Acceptances, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper (as those terms are defined in the relevant Prospectuses of the Trust). Securities of foreign issuers may include sponsored and unsponsored American Depository Receipts (ADRs"). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. Possible investments include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Banker's Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, foreign securities and Europaper. These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Investments in all types of foreign obligations or securities will not exceed 25% of the total assets of each of the Equity Funds.

     When-Issued Securities

     As discussed in the Prospectus, the Funds may purchase securities on a "when-issued" basis. When a Fund agrees to purchase securities, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. No Fund intends to purchase "when-issued" securities for speculative purposes but only in furtherance of its investment objective. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser to manage the Fund might, as described in the Prospectus, be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets.

     When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

     Securities Lending

     In order to generate additional income, each Fund may lend up to 33% of the securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies, shares of an investment trust or mutual fund or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest of the securities lent. Collateral is marked to market daily. A Fund will continue to receive interest on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. Government securities, shares of an investment trust or mutual fund. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing under guidelines established by the Trust's Board of Trustees and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Each Fund will enter into loan arrangements only with counterparties which the Adviser has deemed to be creditworthy under guidelines established by the Board of Trustees. Loans are subject to termination by a Fund or the borrower at any time, and are therefore not considered to be illiquid investments.

Variable and Floating Rate Notes

     Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

     As described in the Prospectus, subject to their investment objective policies and restrictions, each Fund may acquire variable and floating rate notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Fund's Adviser under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market, with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

     Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. If not rated, such instruments must be found by the Fund's Adviser, under guidelines established by the Trust's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. For a description of the rating symbols of S&P, Moody's, and Fitch used in this paragraph, see the Appendix. The Funds may also invest in Canadian Commercial Paper which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

     Municipal Securities

     The Government Bond Fund and the Asset Allocation Fund may also invest in Municipal Securities if the Adviser determines that such Municipal Securities offer attractive yields. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed intercity rail facilities, governmentally-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately-operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain facilities for water supply. Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

     The two principal classifications of Municipal Securities consist of "general obligation" and "limited" (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the specific facilities or revenue source and to the credit of the bank selected to provide the letter of credit underlying the bond if any. Payment of principal and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

     The Government Bond and Asset Allocation Funds may also acquire "moral obligation" issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. These Funds may purchase short-term tax-exempt General Obligations Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, and other forms of short-term tax-exempt loans. Such loans are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

     There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Funds' Adviser will consider such an event in determining whether a Fund should continue to hold the obligations.

     Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the Securities Exchange Act of 1934.

     An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

     Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's Municipal Securities in the same manner.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. A recent decision of the United States Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on
(i) the availability of Municipal Securities for investment by the Funds, and
(ii) the value of the investment portfolios of the Funds.

     The Internal Revenue Code of 1986, as amended (the "Code") imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance. The loss of tax-exempt status of such bonds may adversely affect the value of the bonds.

     It is anticipated that distributions from the Funds attributable to interest income from tax-exempt obligations will not qualify as exempt-interest dividends, but shall constitute ordinary dividends.

     Demand Features

     The Asset Allocation and Government Bond Funds may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security.

Investment Restrictions

     Unless otherwise specifically noted, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund. See "ADDITIONAL INFORMATION-Miscellaneous" in this Statement of Additional Information.

     None of the Funds may:

     1. Purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading account.

     2. Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities."

     3. Purchase or sell commodities or commodity contracts, except that the Funds may purchase or sell financial futures contracts for bona fide hedging and other permissible purposes.

     4. Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by the Funds in marketable securities of companies engaged in such activities are not hereby precluded).

     5. Invest in any issuer for purposes of exercising control or management.

     6. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

     7. Purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

     8. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

     The following investment restrictions are non-fundamental except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

     No Fund may:

     1. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

     2. Invest more than 5% of a Fund's total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation. (This restriction shall not apply to investments in asset-backed securities and other mutual funds authorized for purchase by such Fund, as described in its Prospectus. For purposes of this restriction, an "Asset-Backed Security" means a debt obligation issued by a limited-purpose entity whose primary business activity is acquiring and holding financial assets.)

     3. Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund's net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty), non-negotiable instruments and instruments for which no market exists.

     The Asset Allocation Fund, the Growth Opportunities Fund, and the Large Company Growth Fund may not acquire securities that are subject to restrictions on resale because they are not registered under the Securities Act of 1933, if such investment would exceed 5% of the Fund's total assets.

     The Asset Allocation Fund may not invest more than 15% of its total assets in securities with legal or contractual restrictions on resale. However, this restriction shall not apply to securities eligible for resale to institutional buyers under Rule 144A of the Securities and Exchange Commission or to securities that become a part of the Fund's assets through merger, exchange or recapitalization involving securities already held in the Fund.

Portfolio Turnover


     The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. For the years ended December 31, 1996 and 1995, the portfolio turnover rates for the funds were: Large Company Growth Fund 38.7% and 37.4%, respectively; Growth Opportunities Fund 326.9% and 193.3%, respectively; Government Bond Fund 21.3% and 34.1%, respectively; and Asset Allocation Fund 64.8% and 66.3%, respectively. The higher portfolio rates for the Growth Opportunities Fund was a result of a conscience shift into larger capitalization issues and the voliatility in small and mid capitalization technology stocks. Higher turnover rates will generally result in higher brokerage expenses and higher levels of capital gain to each fund. Portfolio turnover may vary greatly from year to year as well as within a particular year.


Additional Tax Information Concerning All Funds of the Trust

     It is the policy of each Fund of the Trust to meet the requirements necessary to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject.

     In order to qualify as a regulated investment company, each Fund of the Trust must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, United States Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and limit the range of the Fund's investments. If a Fund of the Trust qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided the Fund distributes during its taxable year at least (a) 90% of its taxable net investment income (very generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term loss), and (b) 90% of the excess of (i) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Fund of the Trust intends to make sufficient distributions to Shareholders to meet this requirement.

     For a discussion of the tax consequences of variable annuity contracts, refer to the prospectus of The One(R) Investors AnnuitySM and prospectuses of other separate accounts offering variable life and variable annuity contracts and qualified pension and retirement plans. Variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable annuity contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 1/2, a 10% penalty tax. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.


     The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their "capital gain net income" (as defined) for the 1-year period ending on October 31 of such calendar year. The balance, if any, of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency. A Fund is exempt from this excise tax if at all times during the calendar year each shareholder in the Fund was either a trust described in Section 401(a) of the Code and exempt from tax under section 501(a) of the Code or a segregated asset account of a life insurance company held in connection with variable contracts.


     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts held in the Funds of the Trust. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable annuity contract as an annuity contract would result in immediate imposition of federal income tax on variable annuity contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that variable annuity contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

     The Treasury Department has issued Regulations (Treas. Reg. 1.817-5), that establish diversification requirements for the investment portfolios underlying variable annuity contracts. The Regulations amplify the diversification requirements for variable annuity contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment. The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable annuity contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     Each Fund of the Trust will be managed in such a manner as to comply with the diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of such Fund.


     The above discussion of the federal income tax treatment of the Trust assumes that all the insurance company accounts holding shares of a Fund are either segregated asset accounts underlying variable contracts as defined in
Section 817(d) of the Code or the general account of a life insurance company as defined in Section 816 of the Code. Additional tax consequences may apply to holders of variable contracts investing in a Fund if any of those contracts are not treated as annuity, endowment or life insurance contracts.


VALUATION

Valuation of the Funds

     Except as noted below, investments of the Funds in securities the principal market for which is a securities exchange are valued at their market values based upon the latest available sales price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded. With regard to each of the Funds, securities the principal market for which is not a securities exchange are valued at the mean of their latest bid and ask quotations in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by the Investment Adviser under the general supervision of the Trustees of the Trust and may include yield equivalents or a pricing matrix.

     Short-term securities are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

     The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent at the foreign exchange closing mid-market rate reported in the Financial Times as the closing rate for that date. When an occurrence subsequent to the time a value of a foreign security was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trustees of the Trust or their delegates.

     Securities for which market quotations are readily available will be valued on the basis of quotations as provided by dealers in such securities or furnished by a pricing service.

ADDITIONAL INFORMATION REGARDING THE CALCULATION
OF PER SHARE NET ASSET VALUE

     The net asset value of each Fund is determined and its Shares are priced as of the times specified in the Trust's Prospectus. The net asset value per Share of each Fund is calculated by determining the value of the interest in the securities and other assets of the Fund, less liabilities and dividing such amount by the number of Shares of the Fund outstanding.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Trust are sold continuously to Nationwide VA Separate Account-C and other insurance company separate accounts and qualified pension and retirement plans (see "Shareholders," below),

     The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

     The Trust may redeem Shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the Investment Company Act of 1940.

MANAGEMENT OF THE TRUST

Trustees & Officers

     Overall responsibility for management of the Trust rests with Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently four Trustees, all of whom are not "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

     The Trustees of the Trust, their addresses, and principal occupations during the past five years are set forth below.

                        Position(s) Held            Principal Occupation
Name and Address         With the Trust              During Past 5 Years
--------------------------------------------------------------------------------

Peter C. Marshall          Trustee                   From November, 1993,
DCI Marketing, Inc.                                  to present, President,
2727 W. Good Hope Road                               DCI Marketing, Inc.; from
Milwaukee, WI 53209                                  1992 to November, 1993,
                                                     Vice-President-Finance
                                                     and Treasurer, DCI
                                                     Marketing, Inc. From
                                                     August 1987 to 1992,
                                                     served as an officer in
                                                     the corporate finance
                                                     group of Blunt, Ellis &
                                                     Loewi and its successor
                                                     corporation, Kemper
                                                     Securities, Inc.

Charles I. Post            Trustee                   From July, 1986 to
7615 4th Avenue West                                 present has been self-
Bradenton, FL 34209                                  employed as a consultant.

John S. Randall            Trustee                   Since 1972 has been self-
3005 North Lake Drive                                employed as a management
Milwaukee, WI 53211                                  consultant.

Frederick W. Ruebeck       Trustee                   From June, 1988 to
Eli Lilly & Company                                  present has been Director
Lilly Corporate Center                               of Investments, Eli Lilly
307 East McCarty                                     and Company.
Indianapolis, IN 46285

     The Trustees of the Trust receive fees and expenses for each meeting of the Board of Trustees attended. The Compensation Table below sets forth the total compensation to the Trustees from the Trust for the year ended December 31, 1996.

                               COMPENSATION TABLE1

                                                    Pension or
                                                    Retirement Benefits      Estimated                Total
                            Aggregate               Accrued as               Annual                   Compensation
Name of Person,             Compensation            Part of Fund             Benefits Upon            From the
Position                    from the Trust          Expenses                 Retirement               Fund Complex
--------                    --------------          --------                 ----------               ------------
Peter C. Marshall,          $3,000                  N/A                      N/A                      $39,000
   Chairman

Charles I. Post,            $3,000                  N/A                      N/A                      $36,500
   Trustee

John S. Randall,            $3,000                  N/A                      N/A                      $36,500
   Trustee

Frederick W. Ruebeck,       $3,000                  N/A                      N/A                      $36,500
   Trustee


1 "Fund Complex" comprises all four funds of the Trust, as well as the 26 operational funds of The One Group(R). Compensation for the "Fund Complex" is for the year ended June 30, 1996.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The officers of the Trust, their addresses, and principal occupations during the past five years are shown below:

                          Position(s) Held                 Principal Occupation
Name and Address           With the Trust                   During Past 5 Years
--------------------------------------------------------------------------------

Duane C. Meek*             President                 Mr. Meek has been
Two Nationwide Plaza                                 President of Financial
Columbus , Ohio 43215                                Horizons Distributors
                                                     Agency, Inc., an
                                                     insurance agency
                                                     marketing life and
                                                     annuity products through
                                                     financial institutions,
                                                     since October 1, 1994.
                                                     Mr. Meek is also
                                                     President of NEA
                                                     Valuebuilder Investor
                                                     Services, a position he
                                                     assumed in 1991. Prior to
                                                     that he was group Sales
                                                     Officer for the
                                                     Nationwide Insurance
                                                     Enterprise.


James F. Laird, Jr.*       Vice President            Mr. Laird was elected Vice
Three Nationwide Plaza     and Treasurer             President-General Manager
Columbus, Ohio 43215                                 of Nationwide Advisory
                                                     Services, Inc., the
                                                     Administrator of The
                                                     One(R) GroupSM Investment
                                                     Trust on April 5, 1995.
                                                     Prior to being elected
                                                     General Manager, Mr.
                                                     Laird served as Treasurer
                                                     of Nationwide Advisory
                                                     Services, Inc. since
                                                     November, 1987.


David E. Simaitis*         Vice President            Mr. Simaitis holds the
One Nationwide Plaza       and Secretary             postion of Counsel in the
Columbus, Ohio 43216                                 Office of General Counsel
                                                     in the Nationwide
                                                     Insurance Enterprise. He
                                                     has held that position
                                                     since January 1994. From
                                                     November 1989 to January
                                                     1994 he was a Senior
                                                     Attorney in the Office of
                                                     General Counsel.

Robert O. Cline*          Vice President             Since November, 1995,
One Nationwide Plaza      and Assistant Treasurer    Mr. Cline has been
Columbus, Ohio 43216                                 Associate Vice President
                                                     Financial Operations, of
                                                     the Nationwide Insurance
                                                     Enterprise. From October
                                                     1990 to October 1995, Mr.
                                                     Cline was Director of
                                                     Treasury and Operational
                                                     Controls for Financial
                                                     Operations of the
                                                     Nationwide Insurance
                                                     Enterprise.

Karen R. Tackett*          Vice President            Ms. Tackett has  been a
Three Nationwide Plaza     and Assistant Treasurer   Division Accounting Manager
Columbus, Ohio 43215                                 of Nationwide Advisory
                                                     Services, Inc. since

                                                     March, 1996. Prior to
                                                     that, Ms. Tackett was
                                                     Audit Manager and held
                                                     various other positions
                                                     with Coopers & Lybrand
                                                     L.L.P.


Craig A. Carver*           Vice President            Mr. Carver has been Tax and
Three Nationwide Plaza     and Assistant Secretary   Compliance Manager of
Columbus, Ohio 43215                                 Nationwide Advisory
                                                     Services, Inc. since
                                                     January 1996. Prior to
                                                     that time, Mr. Carver
                                                     served as Financial
                                                     Controls Manager of
                                                     Nationwide Advisory
                                                     Services, Inc.

William G. Goslee*         Vice President            Mr. Goslee  became Sales
One Nationwide Plaza       and Assistant Treasurer   Officer, Financial Services
Columbus, Ohio 43216                                 of Nationwide Life
                                                     Insurance Company in
                                                     March 1997. Prior to
                                                     that, Mr. Goslee was
                                                     Treasurer of Nationwide
                                                     Advisory Services, Inc.
                                                     since September 1995.
                                                     Prior to that time, Mr.
                                                     Goslee served as Vice
                                                     President and in various
                                                     other capacities with
                                                     Goldman Sachs & Co. since
                                                     1988.


*All officers listed above are "interested persons" of the Trust as defined in the Investment Company Act of 1940.

Major Shareholders


     As of March 31, 1997, Nationwide Life and Annuity Insurance Company owned of record and beneficially 38.7% of the shares of the Government Bond Fund, 6.9% of the shares of the Asset Allocation Fund, 0.1% of the shares of the Growth Opportunities Fund, and 8.9% of the shares of the Large Company Growth Fund; and held of record 61.3% of the Government Bond Fund, 89.9% of the Asset Allocation Fund, 99.9% of the Growth Opportunities Fund and 91.1% of the Large Company Growth Fund for the benefit of investors in the The One Group(R) Variable AnnuitySM. As of March 31, 1997, Banc One Capital Corporation owned beneficially and of record 3.2% of the Asset Allocation Fund.


Investment Adviser

     Investment advisory services to each of the Trust's Funds are provided by Banc One Investment Advisors Corporation (the "Adviser"). The Adviser makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Trust's shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of any bank affiliate of the Adviser and are not insured by the FDIC or issued or guaranteed by the U.S. Government or any of its agencies.


     Banc One Investment Advisers Corporation is an indirect wholly-owned subsidiary of BANC ONE CORPORATION, a multi-state bank holding company located in Columbus, Ohio. As of December 31, 1996, BANC ONE CORPORATION had assets of $98 billion. BANC ONE CORPORATION now operates 42 banks through out the United States. BANC ONE CORPORATION also operates several additional corporations that engage in data processing, venture capital, investment and merchant banking, trust, brokerage, investment management, equipment leasing, mortgage banking, consumer finance, and insurance.


     The Adviser represents a consolidation of the investment advisory staffs of a number of bank affiliates of BANC ONE CORPORATION, which have considerable experience in the management of open-end management investment company portfolios, including The One Group(R) (an open-end management investment company which offers units of beneficial interest in 33 separate funds, four of which bear the same name as the four Funds of The One Group(R) Investment Trust and are managed similarly to such Funds) since 1985.

     All investment advisory services are provided to the Funds by the Adviser pursuant to an investment advisory agreement dated August 1, 1994 (the "Advisory Agreement"). Unless sooner terminated, the Investment Advisory Agreement will continue in effect until July 31, 1996. The Investment Advisory Agreement will continue in effect as to a particular Fund from year to year after July 31, 1996 if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under "ADDITIONAL INFORMATION--Miscellaneous" in this Statement of Additional Information), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the Investment Company Act of 1940) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund's Adviser, as the case may be. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the Investment Company Act of 1940.

     The Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following percentages of the average daily net assets of each
Fund: 0.45% for the Government Bond Fund, 0.65% for each of the Growth Opportunities Fund and the Large Company Growth Fund, and 0.70% for the Asset Allocation Fund. The Adviser has voluntarily agreed to waive all or part of its fees in order to limit the Funds' total operating expenses to not more than .75% of the average daily net assets of the Government Bond Fund, not more than 1.10% of the average daily net assets of the Growth Opportunities Fund and not more than 1.00% of the average daily net assets of each of the Large Company Growth Fund and Asset Allocation Fund. These fee waivers are voluntary and may be terminated at any time.


     During the years ended December 31, 1996, 1995, and the period ended December 31, 1994, the Advisor received fees of $23,470 and $259, respectively, from the Government Bond Fund; $26,690 and $1,919, respectively, from the Asset Allocation Fund; $43,318 and $1,078, respectively, from the Growth Opportunities Fund; and $136,980 and $1,432, respectively, from the Large Company Growth Fund. The Adviser received no advisory fee during the year ended December 31, 1995.

     During the years ended December 31, 1996, 1995 and the period ended December 31, 1994, the Adviser waived advisory fees and reimbursed expenses in the amounts of $31,993, $48,289 and $22,158, respectively in the Government Bond Fund; $43,830, $32,368 and $8,562, respectively in the Asset Allocation Fund; $48,685, $57,665 and $3,622,
respectively in the Growth Opportunities Fund; and $53,497, $62,961 and $15,663, respectively in the Large Company Growth Fund.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Glass-Steagall Act

     In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

     In the Advisory Agreement with the Trust, the Adviser has represented to the Trust that it possesses the legal authority to perform the investment advisory services contemplated by the agreement and described in the Prospectus and this Statement of Additional Information without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by the Adviser, the Board of Trustees of the Trust would review the Trust's relationship with the Adviser and consider taking all action necessary in the circumstances.

     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BANC ONE CORPORATION subsidiary banks or their correspondent banks in connection with customer purchases of Shares of the Trust, these banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per Share or result in financial losses to any customer.

Portfolio Transactions

     Pursuant to the Advisory Agreement the Adviser determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities with respect to the Government Bond Fund and, to a varying degree, the Asset Allocation Fund usually are principal transactions in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (other than certain foreign stock exchanges) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Adviser generally seeks competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

     Allocation of transactions, including their frequency, to various dealers is determined by the Adviser with respect to the Funds based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser of the Trust may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

     The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with its Adviser or its affiliates except as may be permitted under the Investment Company Act of 1940, and will not give preference to correspondents of BANC ONE CORPORATION subsidiary banks with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

     Investment decisions for each Fund of the Trust are made independently from those for the other Funds or any other investment company or account managed by the Trust's Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Trust's Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Trust, the Trust's Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser or its parent or subsidiaries or affiliates and, in dealing with its commercial customers, the Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

Administrator


     Nationwide Advisory Services, Inc. ("NAS")(formerly Nationwide Financial Services, Inc.) serves as Administrator (the "Administrator") to each Fund of the Trust pursuant to an administration agreement with the Trust (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund to which it serves (other than those performed under the Investment Advisory Agreement, and Custodian and Transfer Agency Agreements for that Fund). The Administrator is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc.


     Under the Administration Agreement, the Administrator has agreed to price the portfolio securities of each Fund it serves and to compute the net asset value and net income of such Funds on a daily basis, to maintain office facilities for the Trust, to maintain each such Fund's financial accounts and records, and to furnish the Trust with data processing, clerical, accounting, and bookkeeping services, and certain other services required by the Trust with respect to each such Fund. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in all aspects of the Trust's operations other than those performed under the investment advisory agreements, and Custodian and Transfer Agency Agreements. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

     Unless sooner terminated, the Administration Agreement between the Trust and NAS will continue in effect through August 31, 1997. The Administration Agreement thereafter shall be renewed automatically for successive two year terms, unless written notice not to renew is given by the non-renewing party to the other party at least sixty days prior to the expiration of the then-current term. The Administration Agreement will be reviewed and ratified at least annually by the Trust's Board of Trustees, provided that the Administration Agreement is also reviewed and ratified by the majority of the Trust's Trustees who are not parties to the Administration Agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to the Administration Agreement, by vote cast in person at a meeting called for the purpose of reviewing and ratifying the Administration Agreement. The Administration Agreement is terminable with respect the Trust only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than sixty days' notice by the Trust's Board of Trustees or by NAS.

     The Administrator is entitled to a fee for these services, which is calculated daily and paid monthly, at the following annualized percentages of average net assets: .24% of the Trust's average net assets that are less than $250 million, 0.19% of the Trust's average net assets that are greater than $250 million but less than $500 million, 0.16% of the Trust's average net assets that are greater than $500 million but less than $1 billion, and 0.14% of the Trust's average net assets that are greater than $1 billion.

     During the periods ended December 31, 1996, 1995 and 1994, the Administrator received fees in the following amounts: Government Bond Fund $29,580, $16,073 and $4,476 respectively, Asset Allocation Fund $24,178, $7,183 and $1,179, respectively, Growth Opportunities Fund $33,970, $7,356 and $423, respectively and Large Company Growth Fund $70,330, $20,501 and $3,191, respectively. The Administrator waived fees in the amount of $1,184 and $335 for the Asset Allocation Fund for the periods ended December 31, 1995 and 1994, respectively.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Custodian and Transfer Agent

     Cash and securities owned by the Funds of the Trust are held by State Street Bank and Trust Company ("State Street") pursuant to a Custodian Agreement with the Trust (the "Custodian Agreement"). Under the Custodian Agreement, State Street (i) maintains a separate account or accounts in the name of each Fund;
(ii) makes receipts and disbursements of money on behalf of each Fund; (iii) collects and receives all income and other payments and distributions on account of the Funds' portfolio securities; (iv) responds to correspondence from security brokers and others relating to its duties; and (v) makes periodic reports to the Trust's Board of Trustees concerning the Trust's operations. State Street may, at its own expense, open and maintain a sub-custody account or accounts on behalf of the Trust, provided that State Street shall remain liable for the performance of all of its duties under the Custodian Agreements.

     Rules adopted under the Investment Company Act of 1940 permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories.

     Nationwide Investors Services, Inc. ("NIS"), One Nationwide Plaza, Columbus, Ohio, 43216, a subsidiary of NAS, the Administrator of the Trust, serves as Transfer Agent and Dividend Disbursing Agent for each Fund pursuant to Transfer Agency Agreement with the Trust (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, NIS has agreed (i) to issue and redeem Shares of the Trust; (ii) to address and mail all communications by the Trust to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for its meetings of Shareholders; (iii) to respond to correspondence or inquiries by Shareholders and others relating to its duties; (iv) to maintain Shareholder accounts and certain sub-accounts; and (v) to make periodic reports to the Trust's Board of Trustees concerning the Trust's operations.

Independent Accountants


     Price Waterhouse LLP, 2 Easton Oval, Columbus, Ohio 43219, serves as the independent accountants of the Trust.


Legal Counsel

     The law firm of Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005-3333 are counsel to the Trust. From time to time, Ropes & Gray have rendered legal services to affiliates of the Adviser.

ADDITIONAL INFORMATION

Description of Shares

     The Trust is a Massachusetts business trust. The Trust's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on June 7, 1993 and authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust's Declaration of Trust authorizes the Board of Trustees to establish one or more series of Shares of the Trust, and to classify or reclassify any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion, or other rights, restrictions, or limitations as to dividends, conditions of redemption, qualifications, or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of the Trust. The Trust presently includes four series of Shares which represent interests in the Government Bond Fund, Asset Allocation Fund, Growth Opportunities Fund, and Large Company Growth Fund.

     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

     Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability

     Under Massachusetts law, holders of units of beneficial interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust, and that every written agreement, obligation, instrument, or undertaking made by the Trust shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his being or having been a Shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the trust for payment.

Shareholders

     As set forth under "INVESTMENT IN FUND SHARES" in the Prospectus, all Shares of the Funds will be purchased by the Nationwide VA Separate Account-C, (formerly Financial Horizons VA Separate Account-3) a separate account of Nationwide Life and Annuity Insurance Company, (formerly Financial Horizons Life Insurance Company) to fund the obligations of The One(R) Investors AnnuitySM and other insurance company separate accounts to fund variable annuity and variable life contracts and qualified pension and retirement plans. For information concerning the purchase and redemption of Shares by The One(R) Investors AnnuitySM contract owners, refer to the prospectus of The One(R) Investors AnnuitySM.

Calculation of Performance Data

     As described under "PERFORMANCE" in the Trust's Prospectus, the Funds may quote their performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The Funds' share prices, yields and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     From time to time, the Adviser and/or Administrator may voluntarily waive all or a portion of its respective fee and absorb certain expenses for the Funds. Performance information contained in advertisements include the effect of deducting a Fund's expenses, but may not include charges and expenses attributable to The One(R) Investors AnnuitySM. Since the Funds' shares may only be purchased by Nationwide Life and Annuity Insurance Company, to fund the obligations under The One(R) Investors AnnuitySM and other insurance company separate accounts to fund variable annuity and variable life contracts and qualified pension and retirement plans, annuity contract owners should carefully review The One(R) Investors AnnuitySM prospectus for information on the annuity contract's fees and expenses. Excluding such fees and expenses from the Funds' performance quotations has the effect of increasing the performance quoted.

     A Fund's respective total return and average annual total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund for each of the periods shown. Total return for a Fund is computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicated the positive or negative investment results that an investor would have experienced from changes in net asset value and reinvestment of dividends and distributions.

     Performance will fluctuate from time to time and is not necessarily representative of future results. Accordingly, a Fund's performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Performance is a function of a Fund's quality, composition, and maturity, as well as expenses allocated to the Fund.


     The average annual total return for the one year ended December 31, 1996 and the period from August 1, 1994 (date of initial public offering) through December 31, 1996 was as follows:

                                         One Year       Since Inception
                                         --------       ---------------

         Government Bond Fund              2.69%             7.36%
         Asset Allocation Fund            11.92%             12.61%
         Growth Opportunities Fund        15.67%             14.64%
         Large Company Growth Fund        16.67%             16.79%


     Statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation may also be used. CDA is a performance evaluation service that maintains a statistical data base of performance, as reported by a diverse universe of independently-managed mutual funds. Interactive Data Corporation is a statistical access service that maintains a data base of various industry indicators, such as historical and current price/earning information and individual stock and fixed income price and return information.

     Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.
15), may also be used. Also current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry-accepted source for current municipal bond market information.

     Comparative information on the Consumer Price Index may also be included. This Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return on investment. From time to time, all of the Funds may quote actual total return performance in advertising and other types of literature compared to results reported by the Dow Jones Industrial Average.

     The Dow Jones Industrial Average is an industry-accepted unmanaged index of generally conservative securities used for measuring general market performance. The performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The index does not take into account any brokerage commissions or other fees. Comparative information on the Consumer Price Index may also be included.

     The Funds may also promote the yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc.

     In addition, statistical and performance information compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation.

     The Government Bond Fund and the Asset Allocation Fund may quote actual yield and/or total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. The performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of corporate bond and government security price indices of various durations. Comparative information on the Consumer Price Index may also be included.

     The Government Bond Fund and the Asset Allocation Fund may also use comparative performance information computed by and available from certain industry and general market research and publications, as well as statistical and performance information, compiled and maintained by CDA Technologies, Inc. and Interactive Data Corporation.

     The Government Bond Fund and the Asset Allocation Fund may also use current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H. 15). In addition, current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used.

Miscellaneous

     The Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 20% of the outstanding Shares of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

     As used in the Trust's Prospectus and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Each Fund's direct liabilities and expenses will be charged to the assets belonging to that Fund. Each Fund will also be charged in proportion to its relative net asset value for the general liabilities and expenses of the Trust. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

     As used in the Trust's Prospectuses and in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust, a particular Fund, or a particular class of Shares of a Fund, means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund, or (b) 67% or more of the Shares of the Trust, such Fund, or such class of Shares of such Fund present at a meeting at which the holders of more than 50% of the outstanding Shares of the Trust, such Fund, or such class of Shares of such Fund are represented in person or by proxy.

     The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

     The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

     The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and Statement of Additional Information.

                              FINANCIAL STATEMENTS

The following financial statements of the Funds are included in Part B:


I. Audited Financial Statements as of December 31, 1996


     (a)  Report of Independent Accountants

     (b)  Statements of Investments

     (c)  Statements of Assets and Liabilities

     (d)  Statements of Operations

     (e)  Statements of Changes in Net Assets

     (f)  Financial Highlights

     (g)  Notes to Financial Statements

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The One(R) Group(SM) Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Government Bond Fund, the Asset Allocation Fund, the Growth Opportunities Fund, and the Large Company Growth Fund (constituting The One(R) Group(SM) Investment Trust, hereafter referred to as the "Trust") at December 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
February 7, 1997

             THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               1

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                              GOVERNMENT BOND FUND
                               DECEMBER 31, 1996

The Government Bond Fund is managed by Thomas E. Donne, Chartered Financial Analyst. Its investment objective is to seek a high level of current income, consistent with capital preservation, by investing in securities issued or backed by the U.S. government and its agencies.

Market perceptions of economic growth and the attendant prospects for inflation again drove bond market returns in 1996. The year started with severe weather conditions, a budget face off and the intermittent government shut downs in the first quarter. Subsequent quarters demonstrated above average economic growth with inflation still well contained. Nevertheless, bond market performance overall for the year was disappointing. For example, the Salomon Brothers 3-7 Year Treasury/Government Index returned 3.65%.

The Government Bond Fund did fall below the index returning 2.69% for the year ended December 31, 1996. The Fund's return was generated by emphasizing higher yielding mortgage-backed securities. For most of the year, the Fund maintained a neutral or slightly defensive maturity and duration posture which helped contain some of the market's overall poor price performance.

The bond market is starting 1997 with a negative bias. Price appreciation is not expected to contribute to performance until at least the second half of the year. Accordingly, the Fund will continue to emphasize coupon income as the major source of returns.

                        HYPOTHETICAL $10,000 INVESTMENT

                                   8/31/94*    12/31/94   12/31/95   12/31/96
Government Bond                    $10,000

Salomon Bros 3-7 Yr. Treas./Gov't

* Initial public offering commenced August 1, 1994.


               Government Bond Fund
           Average Annual Total Return
One Year              2.69%
Since Inception       7.36%


Past performance is not predictive of future performance.


 2              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                             ASSET ALLOCATION FUND
                               DECEMBER 31, 1996

The equity portion of the Asset Allocation Fund is managed by Michael D. Weiner and the fixed-income portion is managed by Roger Craig. The Fund seeks total return while preserving capital by investing in common stocks, bonds and money market securities.

The Asset Allocation Fund performed below the narrowly defined blended index, 60% of the S&P 500 and 40% of the Lipper Intermediate U.S. Government Bond Index, with a total return for the year ended December 31, 1996 of 11.92% versus 14.93% for the index. The broader indices, the S&P 500 and the Lehman Brothers Intermediate Government/Corporate Bond Index, returned 22.96% and 4.05% over the same one year period. The Fund's performance can be attributed to stock selection resulting from a bottom-up process. Strong performance in the bank, health care, energy, consumer non-durable and retail sectors underlined the year's relative equity performance. The year 1997 should offer an environment in which stocks will continue to do well, but returns should revert back to the high single digits or the low double digits.

The bond market continued to exhibit a Jekyll and Hyde personality, turning in a lackluster performance last year after a good year in 1995. The year began promisingly enough as most participants expected continued slow economic growth, low inflation, and a Congressional budget deal to maintain momentum toward lower interest rates. All hope was abandoned early on as the budget deal collapsed, and fears of a quickened pace of economic activity and a pick-up in inflation rapidly overtook investors. Late in the year the market finally recovered its footing enough to finish the year with positive returns. Fortunately, the bond exposure in the Asset Allocation Fund is somewhat shorter in duration than comparable funds. This serves to dampen the impact of rising interest rates and helps boost returns in balanced accounts.

                        HYPOTHETICAL $10,000 INVESTMENT

                                8/1/94*    12/31/94   12/31/95   12/31/96
Asset Allocation               $10,000                            $13,329

LB interm. Gov't Corp          $10,000                            $11,913

Blended Index**                $10,000                            $14,864

S&P 500                        $10,000                            $17,170

* Initial public offering commenced August 1, 1994.
**Blended Index consists of 60% S&P 500 & 40% Lipper Intermediate
  U.S. Government Bond Index


                  Asset Allocation Fund
               Average Annual Total Return
One Year                  11.92%
Since Inception           12.61%


Past performance is not predictive of future performance.


             THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               3

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                           GROWTH OPPORTUNITIES FUND
                               DECEMBER 31, 1996

The Growth Opportunities Fund is managed by Richard R. Jandrain III. The Fund seeks capital appreciation and, secondarily, current income by investing primarily in common stocks of small and mid-size companies selected for growth potential.

The Growth Opportunities Fund performed well for the year ended December 31, 1996, returning 15.67% versus 18.43% and 16.55% for its comparative indices, the S&P/BARRA Midcap 400 Growth Index and the Russell 2000, respectively. The Fund focused its investments in liquid and seasoned mid-cap growth companies. The overall stock market once again managed to surpass most investors' expectations. The financial services, technology and energy sectors led the market throughout the year. Large investments in these areas significantly contributed to the overall performance of the Fund in 1996. A continual focus on technology, health care and services companies has paid off and will be just as important over the next several years.

Continued low interest rates and a slow but steady economy should push corporate earnings moderately higher. We expect 1997 to be another good year for equity investors. The Federal Reserve is driving the economy slowly and predictably, but with more consistency than ever before. Inflation has been steady and we expect the same in 1997. Consistently low interest rates mixed with stable economic growth are giving consumers and corporations the confidence to spend and invest. Current stock valuations for mid-cap and small-cap growth companies are not high relative to the overall market. Historical research leads us to believe that mid and small-cap growth stock valuations will expand and fuel the market even higher in 1997.

                        HYPOTHETICAL $10,000 INVESTMENT

                                8/1/94*    12/31/94   12/31/95   12/31/96
Growth Opportunities           $10,000                            $13,919

S&P/BARRA Midcap 400 Growth    $10,000                            $15,552

Russell 2000                   $10,000                            $15,257

* Initial public offering commenced August 1, 1994.


                  Growth Opportunities Fund
                 Average Annual Total Return
One Year                  15.67%
Since Inception           14.64%


Past performance is not predictive of future performance.

The Russell 2000, an unmanaged index, is generally representative of small to mid-sized companies. The S&P/BARRA Midcap 400 Growth Index, an unmanaged index, represents the highest price to book securities in the S&P Midcap 400 Index. The S&P/BARRA Midcap 400 Growth Index better represents the investment policies of the Fund for comparison purposes.



 4              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                           LARGE COMPANY GROWTH FUND
                               DECEMBER 31, 1996

The Large Company Growth Fund is managed by R. Lynn Yturri. The Fund's objective is to achieve above-average long-term capital appreciation and growth of income by investing primarily in common stocks of companies with large market capitalizations.

In 1996, the stock market continued to perform in an impressive manner, rising over 20% for the second year in a row. A solid background of stable inflation and interest rates coupled with good growth in corporate profits has led investors to accelerate investment of cash into equities. The primary beneficiary of this enthusiasm for common stocks has been larger, well-known companies that are leaders in their industries. The Large Company Growth Fund has benefited from its ownership of many of these growth companies.

The total return of the Fund for the year ended December 31, 1996 was 16.67% compared to the S&P/ BARRA 500 Growth Index and the S&P 500 Index total returns of 23.97% and 22.96%, respectively. During the year, the primary investment strategy was to move fund assets toward a higher growth profile. This has been accomplished by reducing exposure to more cyclical industries and building exposure to companies that offer more consistent growth. Having a greater growth orientation has meant higher weightings in the health care, technology and consumer sectors and lower exposure to energy and utilities. Large growth companies typically perform well in an environment of slow growth and low interest rates. However, higher interest rates would likely cause a correction in growth stocks.

With the expectation of slowing corporate profit growth in 1997, we are being quite selective in our stock purchases. We are working to identify companies that have a strong new product cycle, companies that will benefit from lower commodity prices or companies that are benefiting from secular or cyclical growth in their industries. We are reducing exposure to companies that have become overvalued and are experiencing either margin pressures or slowing top-line growth.

                                HYPOTHETICAL $10,000 INVESTMENT

                            8/1/94*    12/31/94   12/31/95   12/31/96
Large Co.                  $10,000                            $14,558

S&P/BARRA 500 Growth       $10,000                            $17,878

S&P 500                    $10,000                            $17,170

* Initial public offering commenced August 1, 1994.


                  Large Company Growth Fund
                 Average Annual Total Return
One Year                  16.67%
Since Inception           16.79%


Past performance is not predictive of future performance.

The S&P 500, an unmanaged index, is generally representative of the performance of large companies in the US stock market. The S&P/ BARRA 500 Growth Index, an unmanaged index, represents the highest price to book securities in the S&P 500. The benchmark index for the Large Company Growth Fund will be changing from the S&P 500 to the S&P/BARRA 500 Growth Index in order to better represent the investment policies of the Fund for comparison purposes.

             THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               5

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                              GOVERNMENT BOND FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996

---------------------------------------------------------
  PRINCIPAL  SECURITY                               VALUE
---------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (28.3%)
 $1,000,000  Resolution Funding Corp.,
             Principal STRIP, 2000            $   794,529
  2,000,000  Resolution Funding Corp.,
             Principal STRIP, 2016                505,298
  1,000,000  Resolution Funding Corp.,
             Principal STRIP, 2020                200,029
  1,000,000  U.S. Treasury Bond, 6.25%, 2023      937,187
    900,000  U.S. Treasury Note, 7.50%, 2001      947,531
    750,000  U.S. Treasury Note, 6.50%, 2005      755,156
                                              -----------

             TOTAL U.S. GOVERNMENT AND AGENCY
             OBLIGATIONS                        4,139,730
             (cost $4,186,610)                -----------

             MORTGAGE-BACKED SECURITIES (69.0%)
    614,481  FHLMC GOLD 5Y,
             Pool #G50324, 6.50%, 2001            613,524
    341,522  FHLMC GOLD 15Y, Pool #E20150,
             8.50%, 1999                          355,838
    302,319  FHLMC GOLD 15Y, Pool #E62574,
             6.50%, 2011                          297,028
    946,691  FHLMC GOLD 15Y, Pool #E63959,
             7.00%, 2011                          946,394
    967,651  FHLMC GOLD 30Y, Pool #D55955,
             8.00%, 2024                          986,096
    984,839  FHLMC GOLD 30Y, Pool #D65545,
             6.50%, 2025                          941,444
    448,915  FNMA 7Y, 7.00%,
             Pool #359952, 2003                   450,039
    797,261  FNMA 15Y, 7.50%,
             Pool #279759, 2009                   807,974

---------------------------------------------------------
  PRINCIPAL  SECURITY                               VALUE
---------------------------------------------------------
             MORTGAGE-BACKED SECURITIES
             (CONTINUED)
   $252,500  FNMA 15Y, 6.50%,
             Pool #356206, 2011               $   247,923
    471,856  FNMA 30Y, 6.50%,
             Pool #250375, 2025                   450,632
    998,717  FNMA 30Y, 6.50%,
             Pool #341811, 2026                   952,838
    882,410  FNMA 30Y, 8.50%,
             Pool #348707, 2026                   913,570
    638,657  GNSF 30Y, 7.50%,
             Pool #326977, 2023                   639,056
    882,181  GNSF 30Y, 7.00%,
             Pool #404252, 2025                   863,158
    126,469  GNSF 30Y, 7.00%,
             Pool #405535, 2025                   123,742
    500,000  GNSF 30Y, 7.50%,
             Pool #2341, 2026                     497,188
                                              -----------
             TOTAL MORTGAGE-BACKED SECURITIES  10,086,444
             (cost $10,069,023)               -----------

             REPURCHASE AGREEMENT (2.0%)
    290,000  Lehman Government Securities
             Inc., 7.02%, dated 12/31/96, due
             01/02/97, Collateralized by
             $295,000 FCOR, due 12/04/00,
             market value $296,855                290,000
                                              -----------
             TOTAL INVESTMENTS                $14,516,174
             (cost $14,545,633)               ===========


-----------------------------------------------------------------
Cost also represents cost for Federal income tax purposes.

The abbreviations in the above statement stand for the following:
    FHLMC Federal Home Loan Mortgage Corporation
    FNMA  Federal National Mortgage Association
    GNSF  Ginnie Mae Single Family
    FCOR  Federal Farm Credit--Medium Term Note--Structured

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.



 6              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                             ASSET ALLOCATION FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996

-------------------------------------------------------
     SHARES SECURITY                              VALUE
-------------------------------------------------------
            COMMON STOCK (41.0%)
            CAPITAL GOODS (3.3%)
      1,300 BWP-IP Holding, Inc.            $    21,450
      1,800 Crane Co.                            52,200
        600 Fluor Corp.                          37,650
      1,400 General Electric Co.                138,425
        400 Hubbell, Inc. Class A                15,200
        500 Hubbell, Inc. Class B                21,625
        800 Ingersoll Rand Co.                   35,600
      1,500 Mark IV Industries, Inc.             33,938
        700 Teleflex, Inc.                       36,488
        900 Tyco International Ltd.              47,588
        800 York International Corp.             44,700
                                            -----------
                                                484,864
                                            -----------
            CONSUMER DURABLE (1.6%)
        600 Briggs & Stratton                    26,400
      1,500 Callaway Golf Co.                    43,125
      2,200 Ford Motor Co.                       70,125
      1,100 Harley Davidson, Inc.                51,700
        400 Harman International Industries      22,250
      1,700 Kaufman & Broad Home Corp.           21,887
                                            -----------
                                                235,487
                                            -----------
            CONSUMER NON-DURABLE (4.7%)
      1,900 Archer-Daniels-Midland Co.           41,800
      1,300 Coca Cola Co.                        68,412
        600 Colgate-Palmolive Co.                55,350
        700 CPC International Inc.               54,250
        700 Dole Foods, Inc.                     23,712
        900 First Brands Corp.                   25,537
      1,400 Newell Co.                           44,100
      1,000 PepsiCo, Inc.                        29,250
      1,100 Philip Morris Cos., Inc.            123,887
        500 Proctor & Gamble Co.                 53,750
        900 Revlon, Inc. Class A*                26,887
        800 RJR Nabisco Holding Corp.            27,200
        800 Smithfield Foods, Inc.*              30,400
      1,100 Sysco Corp.                          35,887
        600 Tupperware Corp.                     32,175
        700 Universal Corp. -- VA                22,488
                                            -----------
                                                695,085
                                            -----------
            CONSUMER SERVICES (2.1%)
        700 Belo, (AH) Corp.                     24,412
      1,000 Carnival Corp. Class A               33,000
        400 Walt Disney Co.                      27,850
      1,100 Hasbro, Inc.                         42,762
      1,500 Hilton Hotels Corp.*                 39,187
      1,300 McDonalds Co.                        58,825
        700 MGM Grand, Inc.*                     24,412
      1,500 Time Warner, Inc.                    56,250
                                            -----------
                                                306,698
                                            -----------
            ENERGY (3.6%)
        400 Atlantic Richfield                   53,000
        400 BJ Services*                         20,400

-------------------------------------------------------
     SHARES SECURITY                              VALUE

-------------------------------------------------------
            ENERGY (CONTINUED)
        900 Devon Energy Corp.                $    31,275
        900 Enron Corp.                            38,813
      1,400 Exxon Corporation                     137,200
        600 Halliburton Co.                        36,150
        500 Helmerich & Payne                      26,062
      1,000 Mapco, Inc.                            34,000
        600 Mobil Corp.                            73,350
        400 Tosco Corp.                            31,650
      1,400 USX -- Marathon Group                  33,425
        800 Weatherford Enterra*                   24,000
                                              -----------
                                                  539,325
                                              -----------
            FINANCIAL SERVICES (6.1%)
        300 Aames Financial Corp.                  10,763
      1,000 AFLAC, Inc.                            42,750
        500 AmSouth Bancorp                        24,188
        800 Bancorp Hawaii, Inc.                   33,600
        900 Bankamerica Corp.                      89,775
        800 Charter One Financial, Inc.            33,600
        800 Chase Manhattan Corp.                  71,400
        500 CIGNA Corp.                            68,313
      1,400 Equitable Companies                    34,475
      2,100 Federal National Mortgage              78,225
            Association
        800 First of America Bank Corp.            48,100
      1,000 Imperial Crown Industries, Inc.*       21,000
        900 ITT Hartford Group                     60,750
        900 Keycorp                                45,450
        500 Morgan, J P & Co., Inc.                48,813
        600 Provident Companies                    29,025
      1,100 SouthTrust Corp.                       38,363
        800 Sunamerica, Inc.                       35,500
      1,800 Travelers Group, Inc.                  81,675
        400 Washington Mutual, Inc.                17,325
                                              -----------
                                                  913,090
                                              -----------
            HEALTH CARE (4.6%)
      1,500 Abbott Laboratories                    76,125
        220 Allegiance Corp.                        6,077
        900 Amgen, Inc.*                           48,936
      1,100 Baxter International, Inc.             45,100
        450 Cardinal Health                        26,212
      1,200 Columbia/HCA Health Care Corp.         48,900
        300 HBO & Company                          17,813
      1,100 Lilly, Eli & Co.                       80,300
        900 Medtronic, Inc.                        61,200
      1,700 Merck & Co., Inc.                     134,725
        600 Phycor, Inc.*                          17,025
      1,000 Schering-Plough Corp.                  64,750
        700 Vencor, Inc.*                          22,137
        900 Watson Pharmaceuticals*                40,444
                                              -----------
                                                  689,744
                                              -----------

             THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               7

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                             ASSET ALLOCATION FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

---------------------------------------------------------
     SHARES SECURITY                                VALUE
---------------------------------------------------------
            RAW MATERIALS (2.4%)
        600 Aluminum Co. of America         $    38,250
        600 Betzdearborn, Inc.                   35,100
      1,900 Crompton & Knowles                   36,574
        500 Du Pont (E.I.) De Nemours & Co.      47,187
        600 Ferro Corp.                          17,025
        500 IMC Global Inc.                      19,562
      1,000 Monsanto Company                     38,875
        900 Nalco Chemical Co.                   32,512
        900 Praxair Inc.                         41,512
        500 Sigma-Aldrich Corp.                  31,219
        900 Wellman, Inc.                        15,412
                                            -----------
                                                353,228
                                            -----------
            RETAIL (2.0%)
      1,100 Carson Pirie Scott & Co. Ill.*       27,775
        900 Dollar General Corp.                 28,800
      1,300 GAP, Inc.                            39,162
      1,100 Just For Feet, Inc.*                 28,875
        700 Nine West Group*                     32,462
      1,800 Officemax, Inc.*                     19,125
        800 TJX Cos. Inc.                        37,900
      3,500 Wal-Mart Stores, Inc.                80,062
                                            -----------
                                                294,161
                                            -----------
            TECHNOLOGY (6.5%)
      1,100 Analog Devices*                      37,263
        500 Boeing Company (The)                 53,187
      1,300 Cicso Sytems, Inc.*                  82,713
        700 Compaq Computer Corp.*               51,975
        400 Gateway 2000 INC.*                   21,424
      1,500 Intel Corp.                         196,406
        700 International Business Machines     105,700
        400 Litton Industries*                   19,050
        400 Lockheed Martin Corp.                36,600
        680 Lucent Technologies, Inc.            31,450
      2,000 Microsoft*                          165,250
      1,300 National Semiconductors*             31,688
      1,100 Oracle Corp.*                        45,925
       1000 Orbital Sciences Corp.*              17,250
        800 Rohr, Inc.*                          18,100
      2,000 Sun Microsystems, Inc.*              51,375
                                            -----------
                                                965,356
                                            -----------
            UTILITIES (4.1%)
      1,500 Central & Southwest Corp.            38,438
        700 Century Telephone Enterprises,       21,613
            Inc.
      1,500 Consolidated Edison Co. NY           43,875
      2,700 Edison International                 53,663
      1,200 GPU, Inc.                            40,350
      2,000 GTE Corp.                            91,000
      1,500 Illinova Corp.                       41,250
      1,400 MCN Corp.                            40,425
        700 National Fuel Gas Co.                28,875
      1,700 New York St. Electric & Gas          36,763
            Corp.

-------------------------------------------------------
     SHARES SECURITY                              VALUE
-------------------------------------------------------
            UTILITIES (CONTINUED)
      1,500 SBC Communications, Inc.          $    77,625
      1,200 Sprint Corporation                     47,850
        700 Telephone & Data Systems               25,375
      1,100 Texas Utilities Co.                    44,825
                                              -----------
                                                  631,927
                                              -----------
            TOTAL COMMON STOCK                  6,108,965
            (cost $5,147,490)                 -----------

-----------
  PRINCIPAL
-----------

            CORPORATE BONDS (11.2%)
            BANKS (1.7%)
   $250,000 Banco Central Hispano
            7.50%, due 06/15/05                   253,563
                                              -----------
            BROKER-DEALERS (1.4%)
    200,000 Lehman Brothers Holdings, Inc.
            8.875%, due 11/01/98                  208,368
                                              -----------
            DIVERSIFIED FINANCE (5.2%)
    100,000 Associates Corp. of North America
                                                  100,163
            6.125%, due 02/01/98
    250,000 Chrysler Financial Corp.
                                                  243,500
            5.875%, due 02/07/01
    200,000 Ford Capital BV
                                                  219,875
            9.375%, due 05/15/01
    200,000 Morgan Stanley Group
            6.50%, due 03/15/01                   199,096
                                              -----------
                                                  762,634
                                              -----------
            TELECOMMUNICATIONS (1.3%)
    200,000 Ohio Bell Telephone Co.
            5.75%, due 05/01/00                   196,618
                                              -----------
            TRANSPORTATION (1.6%)
    250,000 Hunt, J.B., Transport
            6.25%, due 09/01/03                   239,281
                                              -----------
            TOTAL CORPORATE BONDS               1,660,464
            (cost $1,635,624)                 -----------

            MORTGAGE-BACKED SECURITIES (5.5%)
    190,621 Advanta Mortgage Loan Trust 94-3A2
            7.60%, due 07/25/10                   192,806

    131,084 FNMA Pool #270725
            7.00%, due 08/01/25                   128,335

    244,758 GNMA 15Y Pool #412559
            7.00%, due 02/15/11                   245,752

    247,091 GNMA 30Y Pool #398663
            7.50%, due 05/15/26                   247,246
                                              -----------

            TOTAL MORTGAGE-BACKED SECURITIES      814,139
            (cost $806,303)                   -----------

            U.S. GOVERNMENT OBLIGATIONS
            (21.1%)
     15,000 U.S. Treasury Bills, 4.98%,
            due 01/09/97**                         14,986

     10,000 U.S. Treasury Bills, 4.83%,
            due 01/09/97**                          9,991

     15,000 U.S. Treasury Bills, 5.16%,
            due 02/27/97**                         14,885


 8              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                             ASSET ALLOCATION FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

------------------------------------------------------
  PRINCIPAL SECURITY                                VALUE
------------------------------------------------------
            U.S. GOVERNMENT
            OBLIGATIONS (CONTINUED)
 $   30,000 U.S. Treasury Bills, 5.30%,
            due 03/13/97**                  $    29,709

     10,000 U.S. Treasury Bills, 4.92%,
            due 03/27/97**                        9,885

    425,000 U.S. Treasury Bond 7.875%,
            due 02/15/21                        480,117

  1,250,000 U.S. Treasury Note 5.25%,
            due 01/31/01                      1,211,328

    500,000 U.S. Treasury Note 6.50%,
            due 08/31/01                        505,469

    825,000 U.S. Treasury Note 7.25%,
            due 05/15/04                        868,313
                                            -----------

            TOTAL U.S. GOVERNMENT
            OBLIGATIONS                       3,144,683
            (cost $3,148,534)               -----------

            REPURCHASE AGREEMENTS (20.8%)
  1,884,625 Aubrey Lanston Securities,**
            6.80%, dated 12/31/96, due
            01/02/97, Collateralized
            by $1,853,000 U.S. Treasury
            Notes, 8.875%, due 11/15/97,
            market value $1,903,958           1,884,625

------------------------------------------------------
  PRINCIPAL SECURITY                              VALUE

------------------------------------------------------
            REPURCHASE AGREEMENTS
            (CONTINUED)
 $1,210,000 Lehman Government Securities, Inc.
            7.02%, dated 12/31/96, due
            01/02/97, Collateralized by
            $1,230,000 FCOR, 6.57%, due
            12/04/00, market value
            $1,237,734                        $ 1,210,000
                                              -----------

            TOTAL REPURCHASE AGREEMENTS         3,094,625
            (cost $3,094,625)                 -----------


            TOTAL INVESTMENTS                 $14,822,876
            (cost $13,832,576)                ===========


--------------------------------------------------------------------------------
 * Denotes a non-income producing security.
** Security is segregated as collateral on futures contract.

Cost for Federal income tax purposes: $13,849,019.

The abbreviations in the above statement stand for the following:
    FNMA  Federal National Mortgage Association
    GNMA  Government National Mortgage Association
    FCOR  Federal Farm Credit--Medium Term Note--Structured

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

At December 31, 1996, the fund's open futures contracts were as follows:

                                                                 MARKET VALUE      UNREALIZED
NUMBER OF CONTRACTS            CONTRACT                           COVERED BY      APPRECIATION
     PURCHASED                   TYPE             EXPIRATION      CONTRACTS        AT 12/31/96
-----------------------------------------------------------------------------------------------
                           Long--Standard &
       5                     Poor's 500          March 1997      $1,861,250         $15,955

             THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               9

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                           GROWTH OPPORTUNITIES FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996

------------------------------------------------------
 SHARES   SECURITY                               VALUE
------------------------------------------------------
          COMMON STOCK (90.1%)
          BUSINESS EQUIPMENT & SERVICES
          (14.5%)
 5,000    AES Corp.*                       $   232,500
 4,600    America Online, Inc.*                152,950
 3,500    Cintas Corp.                         205,625
10,900    Equifax, Inc.                        333,811
 3,800    Fiserv, Inc.*                        139,650
 1,200    HNC Software*                         37,500
 3,200    Imnet Systems, Inc.*                  77,600
 3,100    Manpower, Inc.                       100,750
 4,500    Office Depot, Inc.*                   79,875
 3,400    Olsten Corp. (The)                    51,425
 5,200    Omnicom Group                        237,900
 6,400    Paychex, Inc.                        329,200
 6,900    Reynolds & Reynolds                  179,400
17,700    Staples, Inc.*                       319,706
 5,366    Sterling Commerce*                   189,152
 2,700    Telespectrum Worldwide, Inc.*         42,862
 5,500    Trusted Information Systems,
          Inc.*                                 59,125
 6,200    USA Waste Services*                  197,625
   100    United Auto Group, Inc.*               2,575
 1,500    Verifone*                             44,250
 5,500    Viking Office Products, Inc.*        146,781
 2,600    Wallace Computer Services, Inc.       89,700
                                           -----------
                                             3,249,962
                                           -----------
          CAPITAL GOODS (5.0%)
 1,650    Crane Co.                             47,850
 3,450    Diebold, Inc.                        216,919
 1,700    Fastenal Co.                          77,775
 1,400    Federal Signal Co.                    36,225
 1,700    Precision Castparts Corp.             84,363
 3,700    Sundstrand Corp.                     157,250
 9,100    Thermo Electron Corp.*               375,375
 2,100    York International Corp.             117,338
                                           -----------
                                             1,113,095
                                           -----------
          CONSUMER DURABLE (2.1%)
 4,100    Danaher Corp.                        191,163
 5,900    Harley Davidson, Inc.                277,300
                                           -----------
                                               468,463
                                           -----------
          CONSUMER NON-DURABLE (2.9%)
 2,400    Dole Foods, Inc.                      81,300
 2,600    Imation Corp.*                        73,125
 3,600    Jones Apparel Group*                 134,550
 1,300    Lancaster Colony                      59,800
 2,700    Nine West*                           125,213
 1,500    Payless Shoe Source*                  56,250
    50    Richfood Holdings, Inc.                1,213
   800    Smithfield Foods, Inc.*               30,400
 2,300    Tambrands, Inc.                       94,012
                                           -----------
                                               655,863
                                           -----------

------------------------------------------------------
 SHARES   SECURITY                               VALUE
------------------------------------------------------
          CONSUMER SERVICES (3.9%)
 2,800    Belo, (AH) Corp., Series A        $    97,650
 4,200    Callaway Golf Co.                     120,750
 5,500    Circus Circus Entertainment,
          Inc.*                                 189,062
 8,700    International Game Technology         158,775
11,200    Mirage Resorts*                       242,200
   800    Scholastic Corp.*                      53,800
                                            -----------
                                                862,237
                                            -----------
          ENERGY (6.9%)
 4,000    Anadarko Petroleum Corp.              259,000
 1,900    BJ Services*                           96,900
 4,600    Ensco International, Inc.*            223,100
12,000    Global Marine*                        247,500
 4,900    Nabors Industries, Inc.*               94,325
 3,800    Noble Affiliates                      181,925
 2,600    Smith International, Inc.*            116,675
 4,000    Tidewater, Inc.                       181,000
 2,000    Transocean Offshore, Inc.             125,250
 1,000    Varco International, Inc.*             23,125
                                            -----------
                                              1,548,800
                                            -----------
          FINANCIAL SERVICES (9.5%)
 8,000    AFLAC, Inc.                           342,000
 2,500    Amresco, Inc.*                         66,875
 6,000    Franklin Resources, Inc.              410,250
 2,600    Imperial Credit Industries,
          Inc.*                                  54,600
 5,000    Price, T Rowe & Associates, Inc.      217,500
12,500    Schwab, Charles Corp.                 400,000
 5,400    Summit Bancorp                        236,250
 8,900    Sunamerica, Inc.                      394,937
                                            -----------
                                              2,122,412
                                            -----------
          HEALTHCARE (10.8%)
 2,600    Apria Healthcare Group*                48,750
 5,000    Biogen, Inc.*                         193,750
 9,000    Cardinal Health                       524,250
 4,500    Centocor, Inc.*                       160,875
11,100    Chiron Corp.*                         206,738
 1,000    Dynamic Healthcare Technologies,
          Inc.*                                   4,750
 3,300    Health Care & Retirement*              94,463
 2,250    Healthcare Compare*                    95,344
 3,400    Healthsource, Inc.*                    44,625
10,000    HealthSouth Corp.*                    386,250
 6,600    Ivax Corp.                             67,650
 8,200    Medaphis Corp.*                        91,737
   200    Medpartners-Mullikin*                   4,200
 6,300    Mylan Labs                            105,524
 4,000    Nellcor Puritan Bennett, Inc.*         87,500
 1,400    Scherer R. P. Corp.*                   70,350
 2,900    Stryker Corp.                          86,637
 3,000    Watson Pharmaceuticals*               134,813
                                            -----------
                                              2,408,206
                                            -----------

 10              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                           GROWTH OPPORTUNITIES FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

------------------------------------------------------
 SHARES   SECURITY                                VALUE
------------------------------------------------------
          MULTIPLE INDUSTRY (0.6%)
   600    Advanced Fibre Communications,
          Inc.                             $    33,375
 1,100    American Residential Services
          Inc.*                                 29,838
 1,800    Dominicks Supermarkets, Inc.*         39,150
   900    Mastech Corp.*                        17,100
   100    Saville Systems PLC Sponsored
          ADR*                                   4,063
                                           -----------
                                               123,526
                                           -----------
          RAW MATERIALS (2.5%)
 4,500    Airgas, Inc.*                         99,000
 2,100    Crompton & Knowles                    40,425
 1,600    Georgia Gulf Corp.                    43,000
 5,700    IMC Global, Inc.                     223,012
 4,400    Lyondell Petrochemical Co.            96,800
 3,000    RPM, Inc., Ohio                       51,000
                                           -----------
                                               553,237
                                           -----------
          RETAIL (4.9%)
 4,600    Bed, Bath and Beyond*                111,550
 4,200    Claires Stores, Inc.                  54,600
 5,625    Consolidated Stores Corp.*           181,406
 7,025    Dollar General Corp.                 224,800
 4,100    Kohls Corp.*                         160,925
 2,100    Lands End Corp.*                      55,650
 2,900    Lone Star Steakhouse*                 77,575
 2,600    Outback Steakhouse*                   69,550
 8,600    Sunglass Hut International*           62,350
 2,800    Tiffany & Co.                        102,550
                                           -----------
                                             1,100,956
                                           -----------
          SHELTER (2.6%)
 5,893    Clayton Homes, Inc.                   79,556
 1,600    Hon Industries, Inc.                  52,800
 5,600    Leggett & Platt                      193,900
 2,800    Redwood Trust, Inc.                  104,300
 3,000    Sealed Air Corp.*                    124,875
 1,400    Sonoco Products Co.                   36,225
                                           -----------
                                               591,656
                                           -----------
          TECHNOLOGY (20.6%)
 7,900    A D C Telecommunications, Inc.*      245,887
 4,000    Adobe Systems                        149,500
 1,500    Altera Corp.*                        109,031
 6,100    American Power Conversion*           166,225
 8,050    Analog Devices, Inc.*                272,694
 2,300    Atmel Corp.*                          76,188

------------------------------------------------------
 SHARES   SECURITY                               VALUE
------------------------------------------------------
          TECHNOLOGY (CONTINUED)
   300    Aurum Software, Inc.*             $     6,937
 6,500    BMC Software, Inc.*                   268,937
 7,600    Cadence Design System, Inc.*          302,100
   600    Cisco Systems, Inc.*                   38,175
 2,600    Compuware Corp.*                      130,325
 3,600    Electronic Arts, Inc.*                107,775
 2,000    Geotel Communication Corp.*            26,000
 7,000    Informix Corp.*                       142,625
 3,700    Ingram Micro, Inc. Class A*            85,100
 4,700    Intel Corp.                           615,406
 2,300    International Business Machines       347,300
 4,000    Linear Technology Corp.               175,500
 3,500    Maxim Integrated Products*            151,375
 1,100    Mentor Graphics Corp.*                 10,725
 2,300    Micro Warehouse, Inc.*                 27,025
 3,100    Octel Communications Corp.*            54,250
10,400    Parametric Technology Corp.*          534,300
 1,200    Puma Technology, Inc.*                 20,700
   200    Shiva Corp.*                            6,975
 3,000    Solectron Corp.*                      160,125
   800    Structural Dynamics Research
          Corp.*                                 16,000
 4,000    U S Robotics Corp.*                   288,000
 1,900    Xilinx, Inc.*                          69,944
                                            -----------
                                              4,605,124
                                            -----------
          TRANSPORTATION (0.7%)
 4,700    Illinois Central Corp., Series A      150,400
                                            -----------
          UTILITIES (2.6%)
 5,400    360 Communications Co.*               124,875
10,400    Frontier Corp.                        235,300
15,400    Nextel Communication*                 201,163
   700    Seagull Energy Corp.*                  15,400
                                            -----------
                                                576,738
                                            -----------
          TOTAL COMMON STOCK                 20,130,675
          (cost $19,643,128)                -----------


---------
 PRINCIPAL
---------
             U.S. GOVERNMENT OBLIGATIONS
             (0.1%)
             U.S. Treasury Bills,
 $  15,000   4.970%, due 01/16/97**                14,972
    15,000   4.990%, due 01/30/97**                14,942
                                              -----------
             TOTAL U.S. GOVERNMENT
             OBLIGATIONS                           29,914
             (cost $29,909)                   -----------


            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               11

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                           GROWTH OPPORTUNITIES FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

------------------------------------------------------
 PRINCIPAL   SECURITY                               VALUE
------------------------------------------------------
             REPURCHASE AGREEMENTS (9.6%)
$  753,850   Aubrey Lanston Securities**
             6.80%, dated 12/31/96, due
             01/02/97, Collateralized by
             $759,000 U.S. Treasury Note,
             5.25%, due 07/31/98, market
             value $769,436                   $   753,850

 1,396,000   Lehman Government Securities,
             Inc., 7.02%, dated 12/31/96,
             due 01/02/97, Collateralized by
             $1,415,000 FCOR, due 12/04/00,
             market value $1,423,897            1,396,000
                                              -----------
             TOTAL REPURCHASE AGREEMENTS        2,149,850
                                              -----------
             TOTAL INVESTMENTS
             (cost $21,822,887)               $22,310,439
                                              ===========

--------------------------------------------------------------------------------

 * Denotes a non-income producing security.
** Security is segregated as collateral on futures contract.

Cost for Federal income tax purposes: $22,232,249.

The abbreviations on the above statement stand for the following:
    ADR      American Depository Receipt
    PLC      Public Limited Company
    REIT     Real Estate Investment Trust
    FCOR     Federal Farm Credit--Medium Term Note--Structured

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

At December 31, 1996, the Fund's open futures contracts were as follows:

                                                                        MARKET VALUE      UNREALIZED
                                                                          COVERED         APPRECIATION
NUMBER OF CONTRACTS            CONTRACT TYPE            EXPIRATION      BY CONTRACTS      AT 12/31/96
-----------------------------------------------------------------------------------------------------
       2                Long-Standard & Poor's 500      March 1997        $744,500          $   430

 12              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                           LARGE COMPANY GROWTH FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996

-------------------------------------------------------
  SHARES                SECURITY                 VALUE
-------------------------------------------------------
             COMMON STOCK (90.9%)
             BUSINESS AND EQUIPMENT (4.6%)
    15,000   Automatic Data Processing, Inc.  $   643,125
     1,900   Computer Science Corp.               156,037
     8,600   Electronic Data Systems              371,950
     8,600   Interpublic Group Cos, Inc.          408,500
    11,800   WMX Technologies, Inc                384,975
                                              -----------
                                                1,964,587
                                              -----------
             CAPITAL GOODS (8.6%)
     6,400   Emerson Electric Co.                 619,200
     5,100   Fluor Corp.                          320,025
    16,800   General Electric Co.               1,661,100
     4,300   Illinois Tool Works                  343,462
     6,000   Ingersoll Rand Co.                   267,000
     7,900   Molex, Inc.                          309,088
     3,200   Tyco International Ltd.              169,200
                                              -----------
                                                3,689,075
                                              -----------
             CONSUMER NON DURABLE (18.8%)
    10,100   Anheuser-Busch Co.                   404,000
    17,000   Coca Cola Co.                        894,625
     6,000   CPC International, Inc.              465,000
     6,800   Colgate-Palmolive Co.                627,300
     4,300   Duracell International               300,462
    12,900   Heinz (H.J) Company                  461,175
     7,500   Hershey Foods Corp.                  328,125
     6,400   International Flavor and             288,000
             Fragrances
     7,300   Eastman Kodak Co.                    585,825
    19,300   PepsiCo, Inc.                        564,525
    10,500   Philip Morris Cos., Inc.           1,182,563
     5,100   Pioneer Hi Bred International        357,000
     9,900   Proctor & Gamble Co.               1,064,250
     3,200   Unilever N.V.                        560,800
                                              -----------
                                                8,083,650
                                              -----------
             CONSUMER SERVICES (4.7%)
     7,700   Gannett Company, Inc                 576,537
     9,000   Disney, Walt Co.                     626,625
    10,300   McGraw-Hill Companies, Inc           475,088
     9,600   Time Warner, Inc.                    360,000
                                              -----------
                                                2,038,250
                                              -----------
             ENERGY (3.1%)
     5,100   Halliburton Co.                      307,275
     1,700   Mobil Corp.                          207,825
     4,000   Schlumberger Ltd.                    399,500
     5,435   Union Pacific Resource Group,
             Inc.                                 158,973
     6,400   Unocal Corp.                         260,000
                                              -----------
                                                1,333,573
                                              -----------

-------------------------------------------------------
  SHARES                SECURITY                 VALUE
-------------------------------------------------------
             FINANCIAL SERVICES (4.2%)
     7,450   American International Group,    $   806,462
             Inc.
     3,400   Marsh & McLennan Cos., Inc.          353,600
     3,400   Morgan, J P & Co. Inc.               331,925
     7,100   U. S. Bancorp                        319,056
                                              -----------
                                                1,811,043
                                              -----------
             HEALTHCARE (15.7%)
    16,100   Abbott Laboratories                  817,075
    13,700   Alza Corp.*                          354,488
     3,400   Amgen, Inc.                          184,875
     4,400   Bard C R, Inc.                       123,200
     6,500   Biomet, Inc.                          98,313
     7,950   Cardinal Health                      463,088
     7,100   Columbia/HCA Health                  289,324
    12,000   Elan Plc ADR*                        399,000
    15,700   Johnson & Johnson Co.                781,075
     5,100   Lilly Eli & Co.                      372,300
     9,600   Medtronic, Inc.                      652,800
    16,300   Merck & Co., Inc.                  1,291,775
     7,500   Pfizer, Inc.                         621,562
     4,300   Schering-Plough Corp.                278,425
                                              -----------
                                                6,727,300
                                              -----------
             MULTIPLE INDUSTRY (1.4%)
     7,300   Minnesota Mining &
             Manufacturing                        604,988
                                              -----------
             RETAIL (6.1%)
     4,300   Gap, Inc.                            129,538
    10,700   Home Depot, Inc.                     536,338
     5,800   May Department Stores                271,150
    12,000   McDonalds Co.                        543,000
    10,700   Walgreen Co.                         428,000
    30,100   Wal-Mart Stores, Inc.                688,537
                                              -----------
                                                2,596,563
                                              -----------
             RAW MATERIALS (3.3%)
     6,200   Air Products & Chemicals, Inc.       428,575
     3,800   Dow Chemical Co.                     297,825
     6,400   Nalco Chemical Co.                   231,200
    17,200   Pall Corp.                           438,600
                                              -----------
                                                1,396,200
                                              -----------
             SHELTER (1.6%)
     2,500   Consolidated Papers, Inc.            122,813
     6,000   Kimberly Clark Corp.                 571,500
                                              -----------
                                                  694,313
                                              -----------
             TECHNOLOGY (12.1%)
     9,000   Cisco Systems, Inc.                  572,625
     3,800   Cabletron System, Inc.               126,350
    11,200   Hewlett-Packard Co.                  562,800
    10,300   Intel Corp.                        1,348,656
     2,100   International Business Machines      317,100
     6,375   Lucent Technologies, Inc.            294,844

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               13

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                           LARGE COMPANY GROWTH FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

-------------------------------------------------------
  SHARES                SECURITY                 VALUE
-------------------------------------------------------
             TECHNOLOGY (CONTINUED)
    15,000   Microsoft Corp.                  $ 1,239,375
     9,450   Oracle Corp.                         394,538
     4,900   Texas Instruments, Inc.              312,375
                                              -----------
                                                5,168,663
                                              -----------
             TRANSPORTATION (0.8%)
     5,600   Union Pacific Corp.                  336,700
                                              -----------
             UTILITIES (5.9%)
    12,000   Alltel Corp.                         376,500
    17,200   AT & T Corp.                         748,200
    14,000   GTE Corp.                            637,000
     3,000   Consolidated Natural Gas             165,750
     8,600   SBC Communications, Inc.             445,050
     6,400   Worldcom, Inc.                       166,800
                                              -----------
                                                2,539,300
                                              -----------
   694,060   TOTAL COMMON STOCK               $38,984,205
             (cost $34,148,021)               -----------


-------------------------------------------------------
PRINCIPAL               SECURITY                 VALUE
-------------------------------------------------------
             REPURCHASE AGREEMENT (9.0%)
$3,861,000   Lehman Government Securities,
             Inc., 7.02%, dated 12/31/96,
             due 01/02/97, Collateralized by
             $3,935,000 FHL2, due 12/20/00,
             market value $3,941,040          $ 3,861,000
                                              -----------

             TOTAL INVESTMENTS                $42,845,205
             (cost $38,009,021)               ===========


--------------------------------------------------------------------------------

* Denotes a non-income producing security.

Cost for Federal income tax purposes: $38,035,903.

The abbreviations on the above statement stand for the following:
    ADR      American Depository Receipt
    FHL2     Federal Home Loan Bank Board
    PLC      Public Limited Company

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.



 14              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------
                                             GOVERNMENT       ASSET        GROWTH      LARGE COMPANY
                                                BOND       ALLOCATION    OPPORTUNITIES    GROWTH
                                             -----------   -----------   -----------   -------------
ASSETS
  Investments in securities, at value (cost
     $14,255,633, $10,737,951, $19,673,037
     and $34,148,021, respectively)          $14,226,174   $11,728,251   $20,160,589    $38,984,205
  Repurchase agreements, at cost                 290,000     3,094,625     2,149,850      3,861,000
                                             -----------   -----------   -----------    -----------
     Total investments                        14,516,174    14,822,876    22,310,439     42,845,205
  Cash                                               678           635           243            532
  Interest and dividends receivable              109,143        98,812        57,600         85,877
  Deferred organization expenses                   5,891         7,704         8,318          7,694
                                             -----------   -----------   -----------    -----------
     Total assets                             14,631,886    14,930,027    22,376,600     42,939,308
                                             -----------   -----------   -----------    -----------
LIABILITIES
  Payable for futures variation margin                --        36,500        14,600             --
  Management fee payable                           3,420            --         6,702         18,041
  Administration fee payable                       2,955         2,969         4,427          8,613
  Other accrued expenses                           3,619         7,246        12,070         19,308
                                             -----------   -----------   -----------    -----------
     Total liabilities                             9,994        46,715        37,799         45,962
                                             -----------   -----------   -----------    -----------
NET ASSETS                                   $14,621,892   $14,883,312   $22,338,801    $42,893,346
                                             ===========   ===========   ===========    ===========
REPRESENTED BY:
  Capital                                     14,650,892    13,909,454    22,273,389     38,081,693
  Net unrealized appreciation on
     investments and financial futures           (29,459)    1,006,255       487,982      4,836,184
  Accumulated undistributed (distributions
     in excess of) net realized gain on
     investments and financial futures                84       (32,397)     (422,570)       (24,531)
  Accumulated undistributed net investment
     income                                          375            --            --             --
                                             -----------   -----------   -----------    -----------
NET ASSETS                                   $14,621,892   $14,883,312   $22,338,801    $42,893,346
                                             ===========   ===========   ===========    ===========
Shares of beneficial interest outstanding,
  no par value (unlimited number of shares
  authorized)                                  1,441,032     1,247,502     1,844,023      3,136,867
                                             ===========   ===========   ===========    ===========
NET ASSET VALUE, redemption and offering
  price per share                            $     10.15   $     11.93   $     12.11    $     13.67
                                             ===========   ===========   ===========    ===========

See accompanying notes to financial statements.

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               15

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                GOVERNMENT     ASSET         GROWTH       LARGE COMPANY
                                                   BOND      ALLOCATION   OPPORTUNITIES      GROWTH
                                                ----------   ----------    -----------    -------------
INVESTMENT INCOME:
INCOME:
  Dividend income                               $       --   $   91,451    $   303,210     $   511,734
  Interest income                                  845,399      338,248        109,047         151,913
                                                  --------   ----------     ----------      ----------
     Total income                                  845,399      429,699        412,257         663,647
                                                  --------   ----------     ----------      ----------
EXPENSES:
  Investment advisory fees                          55,463       70,520         92,003         190,477
  Administration fees                               29,580       24,178         33,970          70,330
  Auditing fees                                      6,846        5,323          7,401          15,529
  Legal fees                                         5,868        4,563          6,343          13,311
  Custodian fees                                    11,500       28,600         45,484          28,000
  Insurance expense                                  5,128        3,478          4,239           9,250
  Trustees' fees                                     2,347        1,825          2,537           5,324
  Other                                              7,699        6,086          6,489           7,584
                                                  --------   ----------     ----------      ----------
     Total expenses before waivers                 124,431      144,573        198,466         339,805
     Less waivers                                  (31,993)     (43,830)       (48,685)        (53,497)
                                                  --------   ----------     ----------      ----------
     Net expenses                                   92,438      100,743        149,781         286,308
                                                  --------   ----------     ----------      ----------
NET INVESTMENT INCOME                           $  752,961   $  328,956    $   262,476     $   377,339
                                                  --------   ----------     ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments              $    3,774   $  275,875    $ 1,162,557     $   908,100
  Net realized gain on financial futures                --        7,573        170,135              --
  Net change in unrealized appreciation
     (depreciation) on investments and
     financial futures                            (319,475)     603,224        348,789       3,402,753
  Net change in unrealized gain on financial
     futures                                            --       12,010          3,590              --
                                                  --------   ----------     ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)           (315,701)     898,682      1,685,071       4,310,853
                                                  --------   ----------     ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                    $  437,260   $1,227,638    $ 1,947,547     $ 4,688,192
                                                  ========   ==========     ==========      ==========

See accompanying notes to financial statements.

 16              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     GOVERNMENT BOND              ASSET ALLOCATION
                                               --------------------------    --------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                   1996           1995           1996           1995
                                               --------------------------    --------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income                        $    752,961    $  436,517    $    328,956    $  127,603
  Net realized gain on investments and
     financial futures                                3,774       128,998         283,448        97,556
  Net change in unrealized appreciation
     (depreciation) on investments and
     financial futures                             (319,475)      445,748         615,234       425,670
                                                -----------    ----------     -----------    ----------
     Net increase in net assets resulting
       from operations                              437,260     1,011,263       1,227,638       650,829
                                                -----------    ----------     -----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                       (752,586)     (436,517)       (323,941)     (127,603)
  In excess of net investment income                     --           (47)             --          (129)
  From net realized gain from investment
     transactions                                    (3,690)     (123,527)       (283,448)      (97,556)
  In excess of net realized gain from
     investment transactions                             --            --         (39,340)       (3,945)
  Tax return of capital distribution                     --            --         (30,180)           --
                                                -----------    ----------     -----------    ----------
     Decrease in net assets from
       distributions to shareholders               (756,276)     (560,091)       (676,909)     (229,233)
                                                -----------    ----------     -----------    ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares                5,454,874     2,839,265       8,337,534     2,810,916
  Net asset value of shares issued to
     shareholders from reinvestment of
     distributions                                  756,276       644,533         676,909       241,319
  Cost of shares redeemed                          (286,338)      (30,855)       (136,365)      (82,255)
                                                -----------    ----------     -----------    ----------
     Increase in net assets from capital
       share transactions                         5,924,812     3,452,943       8,878,078     2,969,980
                                                -----------    ----------     -----------    ----------
NET INCREASE IN NET ASSETS                        5,605,796     3,904,115       9,428,807     3,391,576
NET ASSETS -- BEGINNING OF PERIOD                 9,016,096     5,111,981       5,454,505     2,062,929
                                                -----------    ----------     -----------    ----------
NET ASSETS -- END OF PERIOD                    $ 14,621,892    $9,016,096    $ 14,883,312    $5,454,505
                                                ===========    ==========     ===========    ==========
Undistributed (distributions in excess of)
  net realized gain on investments and
  financial futures                            $         84    $       --    $    (32,397)   $   (3,945)
                                                ===========    ==========     ===========    ==========
Undistributed net investment income            $        375    $       --    $         --    $       --
                                                ===========    ==========     ===========    ==========
SHARE ACTIVITY:
  Shares sold                                       533,833       272,833         716,926       260,452
  Reinvestment of distributions                      75,094        62,835          57,290        21,991
  Shares redeemed                                   (28,346)       (2,974)        (11,806)       (7,550)
                                                -----------    ----------     -----------    ----------
Net increase in number of shares                    580,581       332,694         762,410       274,893
                                                ===========    ==========     ===========    ==========

See accompanying notes to financial statements.

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               17

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                 GROWTH OPPORTUNITIES          LARGE COMPANY GROWTH
                                              --------------------------    ---------------------------
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  1996           1995           1996           1995
                                              --------------------------    ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income                       $    262,476    $   14,093    $    377,339   $    172,555
  Net realized gain on investments and
     financial futures                           1,332,692       240,787         908,100         96,379
  Net change in unrealized appreciation of
     investments and financial futures             352,379       150,831       3,402,753      1,449,235
                                               -----------    ----------     -----------    -----------
     Net increase in net assets resulting
       from operations                           1,947,547       405,711       4,688,192      1,718,169
                                               -----------    ----------     -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                      (262,683)      (13,886)       (378,493)      (172,344)
  From net realized gain from investment
     transactions                               (1,332,692)     (240,787)       (909,099)       (95,380)
  In excess of net realized gain on
     investment transactions                      (400,841)      (18,225)        (24,531)            --
                                               -----------    ----------     -----------    -----------
     Decrease in net assets from
       distributions to shareholders            (1,996,216)     (272,898)     (1,312,123)      (267,724)
                                               -----------    ----------     -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares              13,771,622     5,384,494      22,166,931     10,232,823
  Net asset value of shares issued to
     shareholders from reinvestment of
     distributions                               1,996,216       272,898       1,312,123        287,675
  Cost of shares redeemed                          (65,570)      (45,174)        (80,813)       (26,565)
                                               -----------    ----------     -----------    -----------
     Increase in net assets from capital
       share transactions                       15,702,268     5,612,218      23,398,241     10,493,933
                                               -----------    ----------     -----------    -----------
NET INCREASE IN NET ASSETS                      15,653,599     5,745,031      26,774,310     11,944,378
NET ASSETS -- BEGINNING OF PERIOD                6,685,202       940,171      16,119,036      4,174,658
                                               -----------    ----------     -----------    -----------
NET ASSETS -- END OF PERIOD                   $ 22,338,801    $6,685,202    $ 42,893,346   $ 16,119,036
                                               ===========    ==========     ===========    ===========
Undistributed (distributions in excess of)
  net realized gain on investments and
  financial futures                           $   (422,570)   $  (21,729)   $    (24,531)  $        999
                                               ===========    ==========     ===========    ===========
Undistributed net investment income           $         --    $      207    $         --   $      1,154
                                               ===========    ==========     ===========    ===========
SHARE ACTIVITY:
  Shares sold                                    1,104,187       463,544       1,716,635        889,236
  Reinvestment of distributions                    164,755        23,720          97,037         24,630
  Shares redeemed                                   (5,144)       (3,975)         (6,234)        (2,361)
                                               -----------    ----------     -----------    -----------
Net increase in number of shares                 1,263,798       483,289       1,807,438        911,505
                                               ===========    ==========     ===========    ===========

See accompanying notes to financial statements.

 18              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                              GOVERNMENT BOND                            ASSET ALLOCATION
                                  ----------------------------------------   ----------------------------------------
                                   YEAR ENDED    YEAR ENDED   AUGUST 1, -     YEAR ENDED    YEAR ENDED   AUGUST 1, -
                                  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                      1996          1995         1994*           1996          1995         1994*
                                  ------------  ------------  ------------   ------------  ------------  ------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                            $  10.48       $ 9.69        $10.00        $  11.24       $ 9.81        $10.00
                                     -------       ------        ------         -------       ------        ------
  Net investment income                 0.59         0.64          0.22            0.34         0.36          0.06
  Net realized and unrealized
    appreciation (depreciation)        (0.33)        0.94         (0.31)           0.98         1.64         (0.19)
                                     -------       ------        ------         -------       ------        ------
    Total from investment
      operations                        0.26         1.58         (0.09)           1.32         2.00         (0.13)
                                     -------       ------        ------         -------       ------        ------
  Distributions from net
    investment income                  (0.59)       (0.64)        (0.22)          (0.34)       (0.36)        (0.06)
  Distributions from net
    realized gains from
    investment transactions               --        (0.15)           --           (0.23)       (0.21)           --
  Distributions in excess of net
    realized gains from
    investment transactions               --           --            --           (0.04)          --            --
  Tax return of capital
    distribution                          --           --            --           (0.02)          --            --
                                     -------       ------        ------         -------       ------        ------
    Total distributions                (0.59)       (0.79)        (0.22)          (0.63)       (0.57)        (0.06)
                                     -------       ------        ------         -------       ------        ------
    Net increase (decrease) in
      net asset value                  (0.33)        0.79         (0.31)           0.69         1.43         (0.19)
                                     -------       ------        ------         -------       ------        ------
NET ASSET VALUE -- END OF PERIOD    $  10.15       $10.48        $ 9.69        $  11.93       $11.24        $ 9.81
                                     =======       ======        ======         =======       ======        ======
Total return                            2.69%       16.69%        (0.90%)         11.92%       20.69%        (1.32%)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets end of period (000)    $ 14,622       $9,016        $5,112        $ 14,883       $5,455        $2,063
  Ratio of expenses to average
    net assets                          0.75%        0.75%         0.75%**         1.00%        1.00%         1.00%**
  Ratio of expenses to average
    net assets excluding
    waivers/reimbursements***           1.01%        1.47%         1.94%**         1.44%        1.96%         2.36%**
  Ratio of net investment income
    to average net assets               6.11%        6.54%         6.09%**         3.27%        3.66%         1.88%**
  Ratio of net investment income
    to average net assets
    excluding
    waivers/reimbursements***           5.85%        5.80%         4.90%**         2.83%        2.70%         0.52%**
  Portfolio turnover                    21.3%        34.1%          3.5%           64.8%        66.3%           --
  Average commission rate
    paid****                              --           --            --          4.4023c          --            --

------------------------------------------------------
   * Initial public offering was August 1, 1994.

  ** Ratios are annualized for periods of less than one year.

 *** Ratios calculated as if no expenses were waived.

**** Represents the total amount of commission paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

See accompanying notes to financial statements.

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               19

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                            GROWTH OPPORTUNITIES                       LARGE COMPANY GROWTH
                                  ----------------------------------------   ----------------------------------------
                                   YEAR ENDED    YEAR ENDED   AUGUST 1, -     YEAR ENDED    YEAR ENDED   AUGUST 1, -
                                  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                      1996          1995         1994*           1996          1995         1994*
                                  ------------  ------------  ------------   ------------  ------------  ------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                            $  11.52       $ 9.70        $10.00        $  12.12      $   9.99       $10.00
                                     -------       ------         -----         -------       -------       ------
  Net investment income                 0.18         0.04            --            0.16          0.20         0.05
  Net realized and unrealized
    appreciation (depreciation)         1.62         2.29         (0.30)           1.86          2.20         0.01
                                     -------       ------         -----         -------       -------       ------
    Total from investment
      operations                        1.80         2.33         (0.30)           2.02          2.40         0.06
                                     -------       ------         -----         -------       -------       ------
  Distributions from net
    investment income                  (0.19)       (0.04)           --           (0.16)        (0.20)       (0.05)
  Distributions from net
    realized gains from
    investment transactions            (0.78)       (0.47)           --           (0.30)        (0.07)       (0.02)
  Distributions in excess of net
    realized gains from
    investment transactions            (0.24)          --            --           (0.01)           --           --
                                     -------       ------         -----         -------       -------       ------
    Total distributions                (1.21)       (0.51)           --           (0.47)        (0.27)       (0.07)
                                     -------       ------         -----         -------       -------       ------
    Net increase (decrease) in
      net asset value                   0.59         1.82         (0.30)           1.55          2.13        (0.01)
                                     -------       ------         -----         -------       -------       ------
NET ASSET VALUE -- END OF PERIOD    $  12.11       $11.52        $ 9.70        $  13.67      $  12.12       $ 9.99
                                     =======       ======         =====         =======       =======       ======
Total return                           15.67%       24.06%        (3.00%)         16.67%        24.13%        0.52%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period
    (000)                           $ 22,339       $6,685        $  940        $ 42,893      $ 16,119       $4,175
  Ratio of expenses to average
    net assets                          1.06%        0.90%         0.90%**         0.98%         0.90%        0.90%**
  Ratio of expenses to average
    net assets excluding
    waivers/reimbursements***           1.40%        2.78%         2.96%**         1.16%         1.64%        2.08%**
  Ratio of net investment income
    to average net assets               1.85%        0.46%        (0.17%)**        1.29%         2.02%        1.39%**
  Ratio of net investment income
    to average net assets
    excluding
    waivers/reimbursements***           1.51%       (1.42%)       (2.22%)**        1.11%         1.28%        0.22%**
  Portfolio turnover                   326.9%       193.3%          3.5%           38.7%         37.4%         4.4%
  Average commission rate
    paid****                          3.1357c          --            --          3.6143c           --           --

------------------------------------------------------
   * Initial public offering was August 1, 1994.

  ** Ratios are annualized for periods less than one year.

 *** Ratios calculated as if no expenses were waived.

**** Represents the total amount of commission paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

See accompanying notes to financial statements.

 20              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

The ONE(R) GROUP(SM) Investment Trust (the Trust) was organized as a Massachusetts Business Trust on June 7, 1993. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust comprises four portfolios: the Government Bond Fund, the Asset Allocation Fund, the Growth Opportunities (formerly the Small Company Growth) Fund, and the Large Company Growth Fund (the Funds). The shares of the Funds are sold only to Nationwide Life and Annuity Insurance Company (formerly Financial Horizons Life Insurance Company), a subsidiary of Nationwide Insurance Company, to fund the benefits of the ONE(R) GROUP(SM) Variable Annuity.

Effective May 1, 1996, the Small Company Growth Fund changed its name to the Growth Opportunities Fund.

Banc One Investment Advisors Corporation (Banc One) serves as Investment Advisor to the Trust. Nationwide Advisory Services, Inc. (NAS), (formerly Nationwide Financial Services, Inc.), serves as Administrator to the Trust. Nationwide Investors Services, Inc. (NIS), an affiliate of NAS, serves as the Transfer Agent to the Trust. For its services, NIS receives an annual fee of $2,500 for each fund.

Investment operations commenced on August 23, 1994, for the Government Bond and the Large Company Growth Funds, September 29, 1994, for the Asset Allocation Fund and November 3, 1994, for the Growth Opportunities Fund.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION COSTS

Organization costs incurred in connection with the organization and initial registration of the Trust were paid by the Administrator and have been reimbursed by the Funds. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs.

SECURITY VALUATION

Listed securities are valued at the last sales price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which last sales prices are not available are valued at the quoted bid price in the principal market where such securities are traded. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments for which there are no such quotations are carried at fair value as determined by the Advisor under the direction of the Board of Trustees.

The Funds may invest in repurchase agreements with institutions that the investment advisor has determined are creditworthy. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans under the 1940 Act.

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               21

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, Federal Income Taxes.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount.

DIVIDENDS TO SHAREHOLDERS

Dividends are recorded on the ex-dividend date. The Funds declare and pay income dividends quarterly. Distributable net realized capital gains are declared and distributed at least annually. Dividends and distributions to shareholders are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their nature for Federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-capital.

Accordingly, as of December 31, 1996, the capital accounts have been adjusted by the following amounts:

                                     UNDISTRIBUTED
                                    NET INVESTMENT     DISTRIBUTIONS IN EXCESS
                                        INCOME          OF NET REALIZED GAIN            CAPITAL
                                    ---------------   -------------------------     ----------------
        Asset Allocation                $(5,015)               $41,068                  $(36,053)

EXPENSES

Direct expenses of a Fund are allocated to that Fund. The general expenses of the Trust are allocated to the Funds based on the relative net assets of the Funds at the time the expense is incurred.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 22              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

NOTE 3 - AGREEMENTS

As Investment Advisor, Banc One manages the investments of each Fund of the Trust and earns a fee from the Funds at the following annual rates: .45% of the average daily net assets of the Government Bond Fund, .70% of average daily net assets of the Asset Allocation Fund, .65% of the average daily net assets of the Growth Opportunities Fund and .65% of the average daily net asset of the Large Company Growth Fund. Such fees are calculated daily and paid monthly.

NAS provides administrative and accounting services to the Funds. For its services, NAS earns a fee from the Trust at an annual rate of .24% of the Trust's aggregate average daily net assets up to $250 million, .19% of such net assets in excess of $250 million but less that $500 million, .16% of such net assets in excess of $500 million but less than $1 billion, and .14% of such net assets in excess of $1 billion.

The Investment Advisor has voluntarily agreed to waive all or part of its fees in order to limit the Funds' operating expenses to no more than .75% of the average daily net assets of the Government Bond Fund, 1.00% of the average daily net assets of the Asset Allocation Fund, 1.10% of the average daily net assets of each of the Growth Opportunities Fund and 1.00% of the average daily net assets of the Large Company Growth Fund. Prior to May 1, 1996, the Growth Opportunities and Large Company Growth Funds' expense limits were both .90%. During the year ended December 31, 1996, the Investment Advisor voluntarily waived fees in the amount of $31,993 in the Government Bond Fund, $43,830 in the Asset Allocation Fund, $48,685 in the Growth Opportunities Fund and $53,497 in the Large Company Growth Fund, representing $.026, $.051, $.043 and $.024 per average share, respectively.

NOTE 4 - INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding U.S. Government obligations, short-term securities and financial futures), and purchases and sales of U.S. Government obligations for the year ended December 31, 1996, are summarized as follows:

                                                           PURCHASES           SALES
                                                          -----------       -----------
        Government Bond                                   $ 5,260,773       $   702,824
        Asset Allocation                                    9,036,144         4,699,566
        Growth Opportunities                               53,338,643        40,437,949
        Large Company Growth                               31,152,830        10,260,447

                                                           U.S. GOVERNMENT OBLIGATIONS
                                                           PURCHASES           SALES
                                                          -----------       -----------

        Government Bond                                    $3,062,291        $1,785,763
        Asset Allocation                                    2,941,646           699,059
        Growth Opportunities                                  227,163           215,000
        Large Company Growth                                       --                --

The Asset Allocation and Growth Opportunities Funds are engaged in trading financial futures contracts. The funds are exposed to market risks in excess of the amounts recognized in the statement of assets and liabilities as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" such futures on a daily basis, to reflect the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. Realized gains and losses have been computed on the first-in, first-out basis.

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               23

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract was originally struck. The Funds' purpose in entering into futures contracts is to remain fully invested and reduce transaction costs.

Net unrealized appreciation on investments and financial futures at December 31, 1996, based on cost for Federal income tax purposes, was as follows:

                                                    GROSS            GROSS         NET UNREALIZED
                                                  UNREALIZED       UNREALIZED       APPRECIATION
                                                 APPRECIATION     DEPRECIATION     (DEPRECIATION)
                                                 ------------     ------------     --------------
    Government Bond                               $  127,472       $ (156,931)       $  (29,459)
    Asset Allocation                               1,091,037         (101,225)          989,812
    Growth Opportunities                             910,771         (832,151)           78,620
    Large Company Growth                           5,156,169         (346,867)        4,809,302

NOTE 5 - SHARES HELD BY AFFILIATES

As of December 31, 1996, Nationwide Life and Annuity Insurance Company beneficially owned shares of the Funds with the following net asset values:

                Government Bond                                    $5,937,700
                Asset Allocation                                    1,299,598
                Growth Opportunities                                   34,798
                Large Company Growth                                4,367,545

As of December 31, 1996, Banc One Capital Corporation owned shares of the Asset Allocation Fund with a net asset value of $599,814.

NOTE 6 - DISTRIBUTIONS OF CAPITAL GAINS

During the year ended December 31, 1996, the Government Bond Fund, Asset Allocation Fund, Growth Opportunities Fund and Large Company Growth Fund paid to shareholders $3,690, $150,344, $250,211, and $932,634, respectively, from net realized long-term capital gains.

 24              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                                    APPENDIX

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Advisers and Sub-advisers and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

Description of the four highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

     Aaa    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.
     A      Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
     Baa    Bonds which are rated Baa are considered as medium grade
     obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Description of the four highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

     AAA    Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A      Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Description of the four highest long-term debt ratings by Duff:

     AAA    Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

     AA+    High credit quality Protection factors are strong.

     AA     Risk is modest but may vary slightly from time to time because of economic conditions.

     A+     Protection factors are average but adequate. However, A risk factors are more variable and greater in periods A-of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

     AAA    Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA     Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

     A      Bonds considered to be investment grade and of high credit quality.
     The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     IBCA's description of its three highest long-term debt ratings:

     AAA    Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA     Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

     A      Obligations for which there is a low expectation of investment risk.
     Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit) Moody's description of its three highest short-term debt ratings:

     o Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

          o    Leading market positions in well-established industries.

          o    High rates of return on funds employed.

          o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     o Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     o Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

     A-1    This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

     A-2    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3    Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

     Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.\

     Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

     F-1+    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2     Good Credit Quality. Issues assigned this rating have a
     satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

     F-3     Fair Credit Quality. Issues assigned this rating have
     characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade

IBCA's description of its three highest short-term debt ratings:

     A+      Obligations supported by the highest capacity for timely repayment.

     A1      Obligations supported by a very strong capacity for timely repayment.

     A2      Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

     MIG-1/VMIG-1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. MIG-2/VMIG-2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

     SP-1    Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2    Satisfactory capacity to pay principal and interest.

Short-Term Debt Ratings

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                                     PART C
                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (a)  Report of Independent Accountants dated February 7, 1997

          (b)  Statements of Investments at December 31, 1996 (audited)

          (c)  Statements of Assets and Liabilities at December 31, 1996
               (audited)

          (d) Statements of Operations for the year ended December 31, 1996 (audited)

          (e) Statements of Changes in Net Assets for the years ended December 31, 1996 and 1995 (audited)


          (f)  Notes to Financial Statements

          (g)  Financial Highlights

          (b)  Exhibits

               (1) Amended Declaration of Trust dated August 1, 1994, is incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's registration statement on Form N-1A, filed on July 29, 1994.

               (2) Registrant's Bylaws Dated July 8, 1993, are incorporated by reference to Registrant's registration statement on Form N-1A, filed on July 14, 1993.

               (3)       None

               (4)       None

               (5) Investment Advisory Agreement is incorporated by reference to Pre- Effective Amendment No. 2 to the Registrant's registration statement on Form N-1A, filed on July 29, 1994.

               (6)       None

               (8) Custodian Agreement with State Street Bank and Trust Company, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form N-1A, filed on May 26, 1994

               (9.1) Transfer and Dividend Disbursing Agent Agreement between Registrant and Nationwide Investors Services, Inc., is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form N-1A, filed on May 26, 1994.

               (9.2) Fund Participation Agreement among the Registrant, Financial Horizons Life Insurance Company (now known as Nationwide Life and Annuity Insurance Company), and Nationwide Financial Services, Inc. is incorporated by reference to Pre-Effective Amendment No. 2 to Regis- trant's registration statement on Form N-1A, filed on July 29, 1994.

               (9.3) Administrative Services Agreement between Registrant and Nation- wide Financial Services, Inc. is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form N-1A, filed on May 26, 1994.


               (10) Opinion of Ropes & Gray, Counsel for Registrant that the Shares being registered have been duly authorized and when sold will be legally issued, fully paid and non-assessable.


               (11)      Consent of Ropes & Gray, Counsel for Registrant.

               (11.1)    Consent of Price Waterhouse LLP, Independent
                         Accountants.

               (12)      None

               (13)      None

               (14)      None

               (15)      None

               (16)      None

               (17.1)    Financial Data Schedule for the Government Bond
                         Fund.

               (17.2)    Financial Data Schedule for the Asset Allocation
                         Fund.

               (17.3)    Financial Data Schedule for the Growth
                         Opportunities Fund.

               (17.4)    Financial Data Schedule for the Large Company
                         Growth Fund.

               Copy of power of attorney of Registrant's trustees whose names are signed to this Registration. Statement pursuant to said powers of attorneys are filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant Registrant neither controls any person nor is under common control with any other person.

Item 26.  Number of Holders of Securities

          March 31, 1997


          The One Group(R)Investment Trust

          Government Bond Fund               1

          Asset Allocation Fund              2

          Growth Opportunities Fund          1

          Large Company Growth Fund          1

Item 27. Indemnification

          Limitation of Liability and Indemnification provisions for Trustees, Shareholders, officers, employees and agents of Registrant are set forth in
Article V, Sections 5.1 through 5.3 of the Declaration of Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under Section 5.1 of the Declaration of Trust shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

          No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

          (a)  Subject to the exceptions and limitations contained in paragraph
               (b) below:

               (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof:

               (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust:

               (iii) in the event of a settlement of other disposition not involving a final adjudication as provided in paragraphs (b) (i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

               (A) by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

               (B) by written opinion of independent legal counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law.

          (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of
Section 5.3 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under Section 5.3 of the Declaration of Trust, provided that either:

               (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

               (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in Section 5.3 of the Declaration of Trust, a "Disinterested Trustee" is one (i) who is not an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. See Item 24(b)(1) (Exhibit 1) above, whose terms and conditions as summarized herein are hereby incorporated by reference.

     Limitation of liability provisions for the Investment Adviser are set forth in paragraph 4 of the Investment Advisory Agreement. The Investment Adviser shall not be liable for any instructions, action or failure to act, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of the Investment Adviser, whether or not such recommendation shall have been based upon its own investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith; but nothing herein contained shall be construed to protect the Manager against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this agreement. See item 24(b)(5) above (Exhibit 3), whose terms and conditions as summarized herein are hereby incorporated by reference.

     Registrant undertakes that it will comply with the indemnification provisions of its Declaration of Trust, Investment Advisory Agreement, and any other agreement to which the Registrant is a party containing indemnification provisions in accordance with the provisions of Investment Company Act of 1940 Release No. 11330, as modified from time to time.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Bylaws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

          Banc One Investment Advisers Corporation (the "Adviser") performs investment advisory services for all of the Funds of the Group. The Adviser is an indirect wholly-owned subsidiary of BANC ONE CORPORATION, a multi-state bank holding company located in Columbus, Ohio. As of

          December 31, 1996, BANC ONE CORPORATION had assets of $90.5 billion and common equity of $7.9 billion. BANC ONE CORPORATION now operates 42 banks throughout the United States.BANC ONE CORPORATION also operates several additional corporations that engage in data processing, venture capital, investment and merchant banking, trust, brokerage, investment management, equipment leasing, mortgage banking, consumer finance, and insurance.


          To the knowledge of Registrant, none of the directors or officers of the Adviser, except as set forth herein, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors of the Adviser who are engaged in any other business, profession, vocation or employment of a substantial nature.

                    Banc One Investment Advisors Corporation

          Position With           Other
          Banc One  Investment    Substantial                        Type of
          Advisors Corporation    Occupation                         Business
          --------------------    ----------                         --------

          David J. Kundert        President and CEO, Banc One        Investment
          Chairman                Investment Advisors Corp.;         Adviser
                                  Chairman, Banc One Trust
                                  Company, NA

          Frederick L. Cullen     Chairman/CEO, Banc One             Banking
          Director                Columbus, NA; President, Banc
                                  One Ohio Corporation

          Garrett Jamison         Senior Managing Director,          Banking
          Director                Banc One Trust Company, NA

          Geoff Von Kuhn          Senior Managing Director,          Banking
          Director                Banc One Trust Company, NA

          Michael J. McMennamin   Executive VP                       Banking
          Director                Banc One Corporation

          David R. Meuse          Chairman/CEO Banc One              Investment
          Director                Capital Holding Corporation        Banking

Item 29. Principal Underwriter

          Not applicable.

Item 30. Location of Accounts and Records

          Trust Agreements, Bylaws and Minute Books:
                Alan G. Priest
                Ropes & Gray
                One Franklin Square
                1301 K Street, N.W.
                Suite 800 East
                Washington, D.C. 20005-3333


          Records relating to investment advisory services:
                Banc One Investment Advisors Corporation
                1111 Polaris Parkway, Suite 100
                Columbus, OH 43271-0211

          All other Accounts and Records:
                 James F. Laird, Jr.
                 Nationwide Advisory Services, Inc.
                 Three Nationwide Plaza
                 Columbus, OH 43216

Item 31. Management Services

               All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32. Undertakings

               Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

               Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, Ohio on the 24 day of April, 1996.

                                  THE ONE GROUP(R) INVESTMENT TRUST (Registrant)

                              By: /s/ Duane C. Meek
--------------------------------------------------------------------------------

     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement of The One Group(R) Investment Trust has been signed below by the following persons in the capacities indicated on the 24 day of April, 1996.

Signature                               Title                    Date
---------                               --------------------------------

*/s/     PETER C. MARSHALL              Trustee
--------------------------------------------------------------------------------
Peter C. Marshall

*/s/      CHARLES I. POST               Trustee
--------------------------------------------------------------------------------
Charles I. Post

*/s/    JOHN S. RANDALL                 Trustee
--------------------------------------------------------------------------------
John S. Randall

*/s/    FREDERICK W. RUEBECK            Trustee
--------------------------------------------------------------------------------
Frederick W. Ruebeck

PRINCIPAL ACCOUNTING AND FINANCIAL OFFICER

*/s/     JAMES F. LAIRD JR.             Vice President
--------------------------------------------------------------------------------
James F. Laird Jr.                      and Treasurer

*By   /s/  ALAN PRIEST
--------------------------------------------------------------------------------
Alan Priest
Attorney-in-fact

PRINCIPAL EXECUTIVE OFFICER

/s/    DUANE C. MEEK                    President
--------------------------------------------------------------------------------
Duane C. Meek

Exhibit Index

Form N-1A Item No.   Description
------------------   -----------------------------------------------------------

24(b)(10)            Opinion of Ropes & Gray, Counsel for Registrant

24(b)(11)            Consent of Ropes & Gray, Counsel for Registrant

24(b)(11.1)          Consent of Price Waterhouse, LLP, Independent Accountants

24(b)(17.1)          Financial Data Schedule for the Government Bond Fund

24(b)(17.2)          Financial Data Schedule for the Asset Allocation Fund

24(b)(17.3)          Financial Data Schedule for the Growth Opportunities Fund

24(b)(17.4)          Financial Data Schedule for the Large Company Growth Fund

                               POWER OF ATTORNEY
                               -----------------

     Each of the undersigned, Peter C. Marshall, Charles I. Post, John S. Randell and Fredrick W. Rubeck, whose signature appears below, does hereby constitute and appoint Martin E, Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, by his true and lawful attorneys and agents, with power of attorney or substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One(R) Group(SM) Investment Trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the respective undersigned as a director and/or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and each undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:   5/16/94
       -----------------------

                                      /s/ Peter C. Marshall
                                      --------------------------------------
                                      Peter C. Marshall

                                      /s/ Charles I. Priest
                                      --------------------------------------
                                      Charles I. Priest

                                      /s/ John S. Randall
                                      --------------------------------------
                                      John S. Randall

                                      /s/ Frederick W. Ruebeck
                                      --------------------------------------
                                      Frederick W. Ruebeck